UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8748

Wanger Advisors Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31, 2007

Date of reporting period:	June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Wanger International Select

2007 Semiannual Report

  Wanger International Select

  2007 Semiannual Report

1	Understanding Your Expenses

2	Doomsayers vs. Doomslayers

5	Performance Review

7	Statement of Investments

11	Statement of Assets and Liabilities

11	Statement of Operations

12	Statement of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

17	Management Fee Evaluation of the Senior Officer

Columbia Wanger Asset Management, L.P. ("Columbia WAM") is one of the leading global small- and mid-cap equity managers in the United States with more than 37 years of small- and mid-cap investment experience. As of June 30, 2007, Columbia WAM manages more than $38.2 billion in assets and is the investment adviser to Wanger U.S. Smaller Companies, Wanger International Small Cap, Wanger Select, Wanger International Select and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. Columbia WAM is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation.

Please consider the investment objectives, risks, charges and expenses for the Fund carefully before investing. Contact 1-888-4-WANGER for a prospectus, which contains this and other important information about the Fund. You should read it carefully before you invest.

The views expressed in "Doomsayers vs. Doomslayers" and in the Performance Review reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International Select 2007 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the reporting period. The information in the following table is based on an initial, hypothetical investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.   Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.   In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2007 – June 30, 2007

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International Select	1,000.00	1,000.00	1,121.49	1,018.99	6.15	5.86	1.17

*For the six months ended June 30, 2007.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Wanger International Select 2007 Semiannual Report

Doomsayers vs. Doomslayers

Bad news seems to attract more attention than good news. Tabloid newspapers and the evening news thrive on sensational stories. "If it bleeds, it leads!" the media says, so disasters and doomsayers make headlines while good news is ignored.

Global warming is the current source of much concern and, therefore, much media and political focus. However, declarations of impending disaster for the planet and its inhabitants aren't new.

Doomsayers – Creating Concerns

In 1798, Thomas Malthus wrote An Essay on the Principal of Population.1 He noted that unchecked populations grow geometrically. For illustration, he modeled a population doubling every 25 years. In contrast, he postulated food supplies growing arithmetically. In 1998 therefore, the calculated population would be 256-times its 1798 level while food production would be nine times as large as in 1798. The poor would be "reduced to severe distress" and the actual population increase would revolve around the relatively slow increase in food production.

Moving forward 170 years, Paul Ehrlich's 1968 book, The Population Bomb,2 predicted imminent disaster and became the best-selling environmental tract of all time. He wrote, "The battle to feed all of humanity is over. In the 1970s and 1980s hundreds of millions of people will starve to death in spite of any crash programs embarked upon now." He stated that the world's population roughly doubled every thousand years from about 8000 BC to 1650, then doubled again in 200 years and again in 80 years, and appeared to be doubling over 35 years at the time of the book's publication.

Ehrlich's book also addressed pollution. "In Los Angeles and similar cities the human population has exceeded the carrying capacity of the environment—at least with respect to the ability of the atmosphere to remove waste." He stated, "It seems unlikely that much improvement can be expected...in air pollution until a major shift in the economy takes place." He recommended a shift away from gasoline-powered cars. To his credit, Ehrlich did mention that successful pollution control was possible.

Limits to Growth3 was first published in 1972, and became another best-selling doomsday book. It added resource depletion as a concern in addition to population growth and pollution. Using sophisticated computer models introduced by MIT professor Jay Forrester, the authors predicted long-term disaster: "If present growth trends...continue unchanged, the limits to growth on this planet will be reached sometime within the next one hundred years." (It's better to make a prediction that can be proven right but not wrong within your lifetime.) "The most probable result will be a rather sudden and uncontrollable decline in both population and industrial capacity." The authors recognized the need for more study, but "end(ed) on a note of urgency."

Adding another worry, the April 28, 1975 issue of Newsweek included an article titled, "The Cooling World."4 It quoted studies showing a temperature drop from 1945 to 1968 and then a sudden large increase in snow cover in the northern hemisphere. The article stated, "There are ominous signs that the earth's weather patterns have begun to change dramatically, and that these changes may portend a drastic decline in food production—with serious political implications for just about every nation on Earth."

The Newsweek story went on to report, "Meteorologists disagree about the cause and extent of the trend...but are almost unanimous in the view that the trend will reduce agricultural productivity for the rest of the century." The underlying prediction: "Resulting famines could be catastrophic."

In 2004, three of the original four Limits to Growth authors published Limits to Growth, The 30-Year Update.5 The authors offered a somewhat more positive tone but predicted that growth would not continue much past the year 2010.

The authors stated that the world population increase had slowed to a 1.2% growth rate, or a 60 year doubling period. That represents 75 million persons per year, or the equivalent of adding the population of "six Calcuttas." They did concede that air and water pollution has dropped in many developed countries, and agreed that the ozone hole over Antarctica will disappear by mid-century.

The authors also admitted that more hydrocarbon deposits were proven than used in the previous 30 years, and despite increased demand, the ratios of reserves to production increased. Consequently, while in 1970 world oil reserves were to be depleted by 2002, the update suggested depletion by 2037. Natural gas depletion was deferred from 2009 to 2065. Data on critical industrial metals were also updated. Assuming increases in consumption, depletion of copper and zinc reserves were postponed at least 20 years. The authors also noted that huge potential additional supplies were not yet in reserve statistics.

But the update also reiterated ominous food scarcity themes and said per-capita grain production peaked in the mid-80s. There is a widespread persistence of hunger, as "the number of hungry people has remained constant as the population has grown." The authors continued to believe that improved technology would not offset the effects of exponential growth.

As I mentioned, today's environmental doomsday headline grabber is global

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Wanger International Select 2007 Semiannual Report

warming. In 2006 an Oscar-winning documentary called, "An Inconvenient Truth" highlighted the potential consequences of higher temperatures, predicting rising ocean levels, animal species extinctions, and food and water shortages. Its creator suggested how people could cut carbon dioxide emissions in order to reduce the problem.

Doomslayers – Presenting the Facts

Are conditions bad and likely to get worse? Julian Simon, a University of Maryland business school professor, became obsessed with data about population growth and prosperity. He found Ehrlich's books and comments to be "a juggernaut of environmentalist hysteria."6 He noted that virtually all data series indicated that the human condition had improved. In 1980, he became the first self-proclaimed doomslayer, and published a fact-filled, footnoted article in Science magazine: "Resources, Population, Environment: An Oversupply of False Bad News."7 Simon went so far as to challenge Ehrlich's theory that overpopulation and depletion would cause prices of raw materials to rise. Ehrlich accepted a 10-year wager with Simon and the battle lines were drawn. Between 1980 and 1990, the world's population saw its largest 10-year increase ever, but materials prices fell. In October 1990, Simon accepted a check from Ehrlich!

Determined to report the facts, Simon went on to publish five books showing data that the doomsayers were wrong. He died in 1998 leaving behind manuscripts that resulted in a sixth book completed in 2000 by Stephen Moore: It's Getting Better all the Time, 100 Greatest Trends of the Last 100 Years.8 In his introduction, Moore wrote, "The central premise of this book is that there has been more improvement in the human condition in the past 100 years than in all of the previous centuries..." Here is a sampling of the book's facts that support its title:

•  Since data collection began, life expectancies rose, infant mortality fell, some diseases were eradicated while mortality from others dropped. Job-related fatalities fell since data became available in the 1930s, long before OSHA's creation.

•  Per-capita income and wealth rose despite shorter work weeks. Educational attainment jumped. Income disparities by gender and race receded. Most low income people acquired items previously considered "luxuries" and many achieved mid- or high-income status.

•  Emissions per unit of GDP fell since the 1930s (prior to regulations) and absolute air quality improved since the data series started in the 1970s. The quality of surface water rose. Forests in the USA have increased in size and density since at least the 1950s. Energy prices relative to wages have plummeted since 1900.

In what could be considered an addendum to Simon's work, the Cato Institute earlier this year published The Improving State of the World.9 Its data also refutes most of what the doomsayers have said:

•  Worldwide food supplies per capita increased 24% from 1961 to 2002. "Between 1969-71 and 2000-02, increases in food supplies reduced chronic undernourishment in developing countries from 956 million to 815 million (or from 37 to 17 percent) despite an 83% growth in their population."

•  The environment in the developed world is notably cleaner than it was 40 years ago. Air and water pollution is down. Developing countries are increasingly addressing pollution and are making progress in many areas.

•  Improved developing world health, wealth, food supplies, and the start of improved environments, are due to globalization. Trade increases wealth and disseminates technology.

•  The long-term price trend of virtually every commodity that is used today has been downward over the past two centuries, in terms of both inflation-adjusted dollars and also in terms of minutes worked for purchase.

Investment Discipline – Embracing the Facts

Doomsayers sometimes sell a lot of books, magazines or movies, which in turn generate discussion and possibly action. Potential disasters such as stratospheric ozone depletion can be averted as a result. But often, doomsayers' predictions have turned out to be wrong and then largely forgotten. Mankind has a tremendous ability to solve problems, especially via democratic and capitalistic systems.

While doomsayers often are proven wrong, researching to find the elements of truth behind their claims can provide investment opportunities. When problems are real and are about to be addressed, there is usually money to be made, or lost.

Though the prices of basic materials have indeed fallen over the long run, our international portfolio managers detected an up cycle of accelerating demand and strong prices. We hired an analyst, Fritz Kaegi, to specialize in that group. He confirmed that companies had underinvested in several areas, and believed prices and profits could stay strong for a while. We've discussed some resulting investments in fund shareholder reports.

The world has not run out of oil; predictions of $100 oil proved to be wrong, or at least decades too early. Energy stocks have been

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Wanger International Select 2007 Semiannual Report

cyclical for a long time. Our funds now have significant investments in energy as we believe this up cycle will persist. Our energy analyst, Bill Doyle, is especially positive on oil service companies.

Doomsayers will come and go; some will raise valid concerns, which, if history repeats itself, will be successfully addressed. We expect to continue to sort through the rhetoric, determine the facts, and work to invest appropriately.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

1  Source: Wired.com, "The Doomslayer" by Ed Regis, February 1997.

2  Ehrlich, Paul, The Population Bomb (Buccaneer Books, Inc, 1968, 1971)

3  Meadows, Donella H; Meadows, Dennis L; Randers, Jorgen; Behrens III, William W, The Limits to Growth (New York: Universe Books, 1972)

4  Reprinted in the The American Spectator, May/June 2002. Originally printed in Newsweek, "The Cooling World," reported by Peter Gwynne, April 28, 1975.

5  Meadows, Donella; Randers, Jorgen; Meadows, Dennis, Limits to Growth – The 30-Year Update, (Vermont: Chelsea Green Publishing Company, 2004)

6  Source: Wired.com, "The Doomslayer" by Ed Regis, February 1997.

7  Science, 27 June 1980, Vol. 208, no. 4451.

8  Moore, Stephen; Simon, Julian, It's Getting Better All the Time: 100 Greatest Trends of the Last 100 Years (Washington, DC: Cato Institute, 2000). Bullet pointed data applies to the United States.

9  Goklany, Indur M, The Improving State of the World: Why We're Living Longer, Healthier, More Comfortable Lives on a Cleaner Planet (Washington DC: Cato Institute, 2007)

Author's Note:

The author considers himself to be a disciple of Julian Simon. However, the author also has recycled and conserved energy for years. He has replaced numerous incandescent light bulbs with compact fluorescents. His wife happily drives a hybrid vehicle. And he has not emitted tons of carbon dioxide by flying in a private jet to Davos in order to tell other people to conserve.

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Wanger International Select 2007 Semiannual Report

Performance Review Wanger International Select

Christopher J. Olson
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For daily and month-end performance updates, please call 1-888-4-WANGER.

Wanger International Select climbed 12.15% during the six-month period, slightly ahead of the 12.04% gain of the S&P/Citigroup World ex-US Cap Range $2-10B Index. The period started with some volatility as the equity markets initially reacted negatively to a brief stock market plunge in China before rebounding to even higher levels.

A new addition to the Fund, Japan's Nintendo, increased 48% as sales of its Wii gaming system and other gaming software broke records. Canada's Potash Corporation of Saskatchewan, the worlds' largest producer of potash, gained 66% for the half year as increasing crop prices bode well for fertilizer prices. Offshore drilling contractor Atwood Oceanics gained 40% on continued strong demand for its deepwater drilling rigs around the world. Sweden's Hexagon, a manufacturer of measurement equipment and polymers, increased 34% on strong earnings news.

In the second half of the period, increased liquidity and favorable earnings news boosted the performance of Asian markets, excluding Japan. The Fund's equity and derivatives market operators, Hong Kong Exchanges and Clearing and Singapore Exchange, both benefited from increased trading volumes. Hong Kong Exchanges and Clearing increased 32% and Singapore Exchange gained 76% during the six-month period.

Laggards included Kenedix, a Japanese real estate investment management company. The stock fell 18% due to the rise in interest rates in Japan and concerns that the real estate sector would suffer. Last year Irish beverage company C&C Group was a star performer for Wanger International Select but the stock has cooled in 2007. Company earnings and sales have declined due to increased competition and very poor summer weather. The stock fell 20%. Banca Italease, an Italian leasing and factoring company, fell 47% in the period and was sold out of the Fund as the company seriously misjudged the amount of exposure it had to interest rate derivatives, which could result in a required capital increase for the firm. Hoya, a Japanese maker of eyeglass lenses and opto-electrical components, dropped 15% due to unexpected production issues and price erosion in its LCD photomask business. We continue to believe the company has a sound business and should perform well in the future.

International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

Fund's Positions in Mentioned Holdings

as of 6/30/07

Nintendo	5.1%
Atwood Oceanics	3.3%
Potash Corporation of Saskatchewan	3.3%
Hong Kong Exchanges and Clearing	3.1%
Hexagon	2.9%
Kenedix	2.5%
Hoya	2.3%
Singapore Exchange	1.9%
C&C Group	0.2%
Banca Italease	0.0%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

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Wanger International Select 2007 Semiannual Report

Growth of a $10,000 Investment in
Wanger International Select

Total return for each period,
February 1, 1999 (inception date) through June 30, 2007

This graph compares the results of $10,000 invested in Wanger International Select on February 1, 1999 (the date the Fund began operations) through June 30, 2007, to the S&P/Citigroup World ex-US Cap Range $2-10B Index, with dividends and capital gains reinvested. Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For daily and month-end performance updates, please contact us at 1-888-4-WANGER.

Results to June 30, 2007

	2nd quarter	Year to date	1 year
Wanger International Select	7.53%	12.15%	36.14%
S&P/Citigroup World ex-US Cap Range $2-10B	6.08	12.04	29.92
MSCI EAFE Index	6.40	10.74	27.00

NAV as of 6/30/07: $25.85

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Wanger International Select annual operating expense ratio is 1.19%. Annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

The graph and table do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P/Citigroup World ex-U.S. Cap Range $2-10B is a subset of the broad market selected by the index sponsor representing the mid-cap developed market excluding the United States. MSCI EAFE Index is Morgan Stanley's Europe, Australasia and Far East Index, a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Countries

As a % of net assets, as of 6/30/07

Japan	24.7%
Switzerland	12.4
Netherlands	10.4
Ireland	7.7
Canada	5.0

Top 10 Holdings

As a % of net assets, as of 6/30/07

1. Nintendo (Japan) Entertainment Software & Hardware	5.1%
2. Fugro (Netherlands) Oilfield Services	3.7
3. CRH (Ireland) Global Building Materials	3.5
4. Atwood Oceanics (United States) Offshore Drilling Contractor	3.3
5. Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Postash	3.3
6. Zumtobel (Austria) Lighting Systems	3.2
7. Synthes (Switzerland) Products for Orthopedic Surgery	3.1
8. SES Global (France) Satellite Broadcasting Services	3.1
9. Hong Kong Exchanges and Clearing (Hong Kong) Hong Kong Equity & Derivatives Market Operator	3.1
10. Smith & Nephew (United Kingdom) Medical Equipment & Supplies	3.0

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Wanger International Select 2007 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited) June 30, 2007

Number of Shares		Value
	Common Stocks – 96.0%
	Europe – 53.5%
	Switzerland – 12.4%
18,200	Synthes Products for Orthopedic Surgery	$2,184,342
22,000	Kuehne & Nagel Freight Forwarding/Logistics	2,026,314
5,300	Nobel Biocare Holding Dental Implants & Ceramic Crowns	1,730,574
7,600	Geberit Plumbing Supplies	1,296,726
2,550	Swatch Group Watch & Electronics Manufacturer	724,155
9,000	Schindler Elevator Manufacturer & Service Provider	596,690
		8,558,801
	Netherlands – 10.4%
40,338	Fugro Oilfield Services	2,559,989
25,000	Stork Industrial Services & Food Processing Equipment	1,622,742
38,619	Aalberts Industries Flow Control & Heat Treatment	1,060,374
18,000	SBM Offshore Builds & Leases Offshore Vessels to Process & Store Crude Oil	686,129
12,255	USG People Temporary Staffing Services	575,725
8,400	Boskalis Westminster Dredging & Maritime Contractor	333,946
12,868	Wavin Largest European Plastic Pipe Systems Company	309,548
		7,148,453
	Ireland – 7.7%
48,617	CRH Global Building Materials	2,399,202
250,000	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	1,365,165
50,000	IAWS Group Baked Goods	1,047,345
20,000	Bank of Ireland Irish Commercial Bank	405,278

Number of Shares		Value
7,800	C&C Group Beverage Company	$104,625
		5,321,615
	United Kingdom – 4.5%
170,000	Smith & Nephew Medical Equipment & Supplies	2,103,727
55,000	Informa Group Global Publisher & Event Organizer	611,402
20,100	Intertek Testing Testing, Inspection, Certification Services	394,082
		3,109,211
	Germany – 3.7%
12,700	Wincor Nixdorf Retail POS Systems & ATM Machines	1,177,112
410	Porsche Specialty Automobile Manufacturer	729,914
5,550	Deutsche Boerse Trading, Clearing, Settlement Services for Financial Markets	628,831
		2,535,857
	Austria – 3.2%
60,000	Zumtobel (a) Lighting Systems	2,238,076
	France – 3.1%
100,000	SES Global Satellite Broadcasting Services	2,155,510
	Sweden – 2.9%
105,000	Hexagon Measurement Equipment & Polymers	2,013,665
	Greece – 2.0%
43,000	Intralot Lottery & Gaming Systems & Services	1,385,203
	Spain – 1.9%
28,000	Red Electrica de Espana Spanish Power Grid	1,312,063
	Denmark – 1.7%
10,000	Novozymes Industrial Enzymes	1,159,212
	Total Europe	36,937,666

See accompanying notes to financial statements.
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Wanger International Select 2007 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited) June 30, 2007

Number of Shares		Value
	Asia – 29.7%
	Japan – 24.7%
9,600	Nintendo Entertainment Software & Hardware	$3,506,123
2,350	Jupiter Telecommunications (a) Largest Cable Service Provider in Japan	1,937,798
27,000	Ibiden Electronic Parts & Ceramics	1,738,552
920	Kenedix Real Estate Investment Management	1,711,208
47,000	Hoya Opto-electrical Components & Eyeglass Lenses	1,555,556
50,500	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	1,549,117
173,000	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	1,511,189
45,900	JSR Films & Chemicals for LCD Screens & Electronics	1,105,437
30,000	Ushio Industrial Light Sources	664,725
13,500	Daito Trust Construction Apartment Builder	642,325
10,000	USS Used Car Auctioneer	636,500
50,000	Park24 Parking Lot Operator	502,013
		17,060,543
	Hong Kong – 3.1%
150,000	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	2,122,282
	Singapore – 1.9%
210,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	1,341,201
	Total Asia	20,524,026

Number of Shares or Principal Amount		Value
	Other Countries – 12.8%
	Canada – 5.0%
29,000	Potash Corporation of Saskatchewan World's Largest Producer of Potash	$2,261,130
56,900	RONA (a) Leading Canadian Do-it-yourself Retailer	1,188,477
		3,449,607
	South Africa – 4.5%
53,700	Impala Platinum Holdings Platinum Group Metals Mining & Refining	1,628,026
58,000	Naspers Media & Education in Africa & Other Emerging Markets	1,485,684
		3,113,710
	United States – 3.3%
33,500	Atwood Oceanics (a) Offshore Drilling Contractor	2,298,770
	Total Other Countries	8,862,087
Total Common Stocks (Cost: $48,232,444) – 96.0%		66,323,779
Short-Term Obligation – 3.6%
$2,509,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 06/29/07, due 07/02/07 at 5.05%, collateralized by a U.S. Government Agency Obligation maturing 07/18/11, market value $2,561,363 (repurchase proceeds $2,510,056)	2,509,000
Total Short-Term Obligation (Cost: $2,509,000)		2,509,000
Total Investments (Cost: $50,741,444) – 99.6% (b)(c)		68,832,779
Cash and Other Assets Less Liabilities – 0.4%		255,195
Total Net Assets – 100%		69,087,974

See accompanying notes to financial statements.
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Wanger International Select 2007 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited) June 30, 2007

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  At June 30, 2007, for federal income tax purposes cost of investments was $50,741,444 and net unrealized appreciation was $18,091,335 consisting of gross unrealized appreciation of $19,272,849 and gross unrealized depreciation of $1,181,514.

(c)  On June 30, 2007, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Net Assets
Euro Dollars	$22,096,776	32.0
Japanese Yen	17,060,543	24.7
Swiss Francs	8,558,802	12.4
U.S. Dollars	7,068,900	10.2
Other currencies less than 5% of total net assets	14,047,758	20.3
	$68,832,779	99.6

See accompanying notes to financial statements.
9

Wanger International Select 2007 Semiannual Report

Wanger International Select

Portfolio Diversification June 30, 2007

At June 30, 2007, the Fund's portfolio investments as a percent of net assets was diversified as follows:

	Value	Percent
Industrial Goods & Services
Conglomerates	$6,435,333	9.3%
Construction	4,338,253	6.3
Specialty Chemicals	4,085,386	5.9
Other Industrial Services	3,017,086	4.4
Electrical Components	2,902,801	4.2
Outsourcing & Training Services	575,725	0.8
	21,354,584	30.9
Information Technology
Financial Processors	4,092,314	5.9
Domestic Consumer Software	3,506,123	5.1
Satellite Broadcasting	2,155,510	3.1
Cable Television	1,937,798	2.8
Semiconductors & Related Equipment	1,555,556	2.3
Television Broadcasting	1,485,684	2.1
Computer Hardware & Related Equipment	1,177,112	1.7
Publishing	611,402	0.9
	16,521,499	23.9
Energy & Minerals
Oil Services	5,878,834	8.5
Mining	3,889,156	5.6
	9,767,990	14.1

	Value	Percent
Consumer Goods & Services
Retail	$2,737,594	4.0%
Durables Goods	1,454,069	2.1
Casinos	1,385,203	2.0
Food	1,151,970	1.7
Consumer Goods Distribution	636,500	0.9
Other Consumer Services	502,013	0.7
	7,867,349	11.4
Health Care
Medical Equipment	6,018,643	8.7
Pharmaceuticals	1,365,165	2.0
	7,383,808	10.7
Other Industries
Real Estate	1,711,208	2.5
Regulated Utilities	1,312,063	1.9
	3,023,271	4.4
Finance
Banks	405,278	0.6
	405,278	0.6
Total Common Stocks	66,323,779	96.0
Short-Term Obligation	2,509,000	3.6
Total Investments	68,832,779	99.6
Cash & Other Assets Less Liabilities	255,195	0.4
Net Assets	$69,087,974	100.0

See accompanying notes to financial statements.
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Wanger International Select 2007 Semiannual Report

Statement of Assets and Liabilities
June 30, 2007 (Unaudited)

Assets:
Investments, at cost	$50,741,444
Investments, at value	$68,832,779
Cash	649
Foreign currency (cost of $58,285)	58,293
Receivable for:
Investments sold	552,288
Fund shares sold	22,121
Interest	704
Dividends	34,268
Foreign tax reclaims	21,255
Other Assets	6
Total Assets	69,522,363
Liabilities:
Payable for:
Fund shares repurchased	347,226
Investment advisory fee	55,675
Transfer agent fee	11
Trustees' fees	115
Audit fee	11,802
Custody fee	3,784
Reports to shareholders	13,143
Deferred Trustees' fees	1,434
Other Liabilities	1,199
Total Liabilities	434,389
Net Assets	$69,087,974
Composition of Net Assets:
Paid-in capital	$42,460,565
Overdistributed net investment income	(186,369)
Accumulated net realized gain	8,722,231
Net unrealized appreciation on:
Investments	18,091,335
Foreign currency translations	212
Net Assets	$69,087,974
Fund Shares outstanding	2,672,212
Net asset value per share	$25.85

Statement of Operations
For the Six Months Ended June 30, 2007 (Unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $42,727)	$586,985
Interest	45,779
Total Investment Income	632,764
Expenses:
Investment advisory fee	323,671
Transfer agent fee	73
Trustees' fees	1,846
Custody fee	19,423
Chief compliance officer expenses (See Note 4)	4,509
Other expenses (See Note 5)	34,880
Total Expenses	384,402
Custody earnings credit	(10)
Net Expenses	384,392
Net Investment Income	248,372
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	8,773,662
Foreign currency transactions	(7,203)
Net realized gain	8,766,459
Net change in unrealized depreciation on:
Investments	(1,420,295)
Foreign currency translations	(1,096)
Net change in unrealized depreciation	(1,421,391)
Net Gain	7,345,068
Net Increase in Net Assets from Operations	$7,593,440

See accompanying notes to financial statements.
11

Wanger International Select 2007 Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended June 30, 2007	Year Ended December 31, 2006
Operations:
Net investment income	$248,372	$259,835
Net realized gain on investments and foreign currency transactions	8,766,459	9,092,683
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,421,391)	7,550,578
Net Increase in Net Assets from Operations	7,593,440	16,903,096
Distributions Declared to Shareholders:
From net investment income	(491,093)	(154,737)
From net realized gains	(7,887,030)	—
Total Distributions Declared to Shareholders	(8,378,123)	(154,737)
Share Transactions:
Subscriptions	6,447,338	20,098,821
Distributions reinvested	8,378,122	154,737
Redemptions	(7,547,176)	(18,433,819)
Net Increase from Share Transactions	7,278,284	1,819,739
Total Increase in Net Assets	6,493,601	18,568,098
Net Assets:
Beginning of period	62,594,373	44,026,275
End of period	$69,087,974	$62,594,373
Undistributed (Overdistributed) net investment income at end of period	$(186,369)	$56,352

See accompanying notes to financial statements.
12

Wanger International Select 2007 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2007		2006	2005		2004	2003		2002
Net Asset Value, Beginning of Period	$26.62		$19.63	$17.19		$13.87	$9.86		$11.64
Income from Investment Operations:
Net investment income (a)	0.10		0.11	0.13		0.04	0.04		0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.70		6.94	2.66		3.33	4.01		(1.82)
Total from Investment Operations	2.80		7.05	2.79		3.37	4.05		(1.78)
Less Distributions Declared to Shareholders:
From net investment income	(0.21)		(0.06)	(0.35)		(0.05)	(0.04)		—
From net realized capital gains	(3.36)		—	—		—	—		—
Total Distributions Declared to Shareholders	(3.57)		(0.06)	(0.35)		(0.05)	(0.04)		—
Net Asset Value, End of Period	$25.85		$26.62	$19.63		$17.19	$13.87		$9.86
Total Return (b)	12.15	%(c)	36.00%	16.43	%(d)	24.34%	41.24	%(d)	(15.29	)%(d)
Ratios to Average Net Assets:
Net expenses(e)	1.17	%(f)	1.19%	1.32%		1.43%	1.45%		1.45%
Net investment income(e)	0.76	%(f)	0.47%	0.76%		0.29%	0.39%		0.35%
Waiver	—		—	0.00	%(g)	—	0.09%		0.10%
Portfolio turnover rate	37	%(c)	61%	48%		71%	59%		113%
Net assets, end of period (000's)	$69,088		$62,594	$44,026		$35,232	$26,928		$14,083

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  Had the Investment Adviser not waived a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See accompanying notes to financial statements.
13

Wanger International Select 2007 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger International Select (the "Fund") is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on Nasdaq is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short-term debt obligation having a maturity of 60 days or less from the valuation date is valued at amortized cost, which approximates fair value. A security for which a market quotation is not readily available and any other assets are valued in accordance with procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the repurchase prices including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on an accrual basis and includes amortization of discounts and premiums on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

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Wanger International Select 2007 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

Distributions paid from:

Ordinary Income *	$154,737

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Expired capital loss carryforwards, if any, are recorded as reduction of paid-in capital. Capital loss carryforwards of $993,509 were utilized during the year ended December 31, 2006 for the Fund.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes–an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based in the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 will not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a latter date based on factors including, but not limited to, further implementation guidance expected from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P. ("Columbia WAM"), a wholly owned subsidiary of Columbia Management, Inc., which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Effective August 1, 2007, under the Fund's investment advisory agreement, fees are accrued daily based on the Fund's average daily net assets and paid monthly to Columbia WAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.940%
$500 million and over	0.890%

For the period covered by this report as provided under the Fund's investment advisory agreement, fees were accrued daily based on the Fund's average daily net assets and paid monthly to Columbia WAM as the annual rate of 0.99%.

Through April 30, 2008, Columbia WAM will reimburse the Fund to the extent that ordinary operating expenses (computed based on net custodian fees) exceed an annual percentage of 1.45% of average daily net assets. There was no reimbursement for the six months ended June 30, 2007.

Columbia WAM provides administrative services and receives an administration fee from the Fund. For the period covered by this report, administrative services were covered under the Fund's investment advisory agreement in place between the Fund and Columbia WAM. Effective August 1, 2007, under the Fund's new administration agreement, which provides the same types of administrative services that were provided under the investment advisory agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.05%. Accordingly, the investment advisory fees were decreased by 0.05% across all asset levels effective August 1, 2007 as well.

Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. For the six months ended June 30, 2007, the Fund paid $1,846 to trustees not affiliated with Columbia WAM. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

Columbia Management Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

During the six months ended June 30, 2007, the Fund had no purchases or sales transactions with Funds that have a common investment adviser.

5.  Borrowing Arrangements

The Trust participates in a $150,000,000 credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at rate per annual equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the six months ended June 30, 2007.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following numbers of shares:

	Six months ended June 30, 2007	Year ended December 31, 2006
Shares sold	251,294	919,957
Shares issued in reinvestment of dividend distributions	363,319	7,482
Less shares redeemed	(294,130)	(818,880)
Net increase in shares outstanding	320,483	108,559

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2007 were $23,657,683 and $25,676,825, respectively.

15

Wanger International Select 2007 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

8.  Legal Proceedings

Columbia WAM, Columbia Acorn Trust, another mutual fund family advised by Columbia WAM, and the trustees of Colombia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action in the federal district court for the District of Maryland (the "MDL Action"). These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

The Columbia Acorn Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Columbia Acorn Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value (NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds, and the case ultimately was remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the Multi-District Action in the federal district court of Maryland.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL Action executed an agreement in principle intended to fully resolve all of the lawsuits consolidated in the MDL Action as well as the Fair Valuation Lawsuit. The court entered a stay after the parties executed a settlement agreement. The settlement has not yet been finalized or approved by the court.

Columbia WAM, the Columbia Acorn Funds and the trustees of Columbia Acorn Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Columbia Acorn Funds over the other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common laws duties and federal laws.

On November 30, 2005, the court dismissed all of the claims alleged against all of the parties in the consolidated complaint. The parties subsequently executed a formal settlement agreement resolving all claims in the litigation and the plaintiffs dismissed their appeal. The settlement requires court approval, which has not yet been obtained.

On or about January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against the Columbia Acorn Trust and the trustees of Columbia Acorn Trust, along with the Columbia Advisers, the sub-administrator of the Wanger Advisors Funds and the Columbia Acorn Funds. The plaintiffs allege that the defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the Columbia Acorn Funds held positions. The complaints seeks compensatory and punitive damages, and the disgorgement of all fees paid to the Columbia Advisers.

Plaintiffs have voluntarily dismissed the Columbia Acorn Trust and its independent trustees.

The Columbia Acorn Trust and Columbia WAM intend to defend these suits vigorously.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

16

Wanger International Select 2007 Semiannual Report

[Excerpt from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

June 2007

17

Wanger International Select 2007 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the first year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Funds, has proposed that with respect to the Acorn Funds, the Columbia Acorn Trust continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." CWAM proposes that the WAT Funds continue the existing single agreement governing both investment advisory and administrative services. A single management fee would cover both services. Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2006 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Board evaluated this information thoroughly and also explored CWAM's potential capacity restraints. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the adviser. CWAM itself identified what it considers competing funds, and the Trustees considered that data as well.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in last year's evaluation. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. Last year, the

18

Wanger International Select 2007 Semiannual Report

Board sought and CWAM agreed to additional breakpoints for two Funds, Acorn USA and Acorn Select. These breakpoints are above current asset levels, but clearly operate to share economies of scale with Fund shareholders. This year, at the Board's request, CWAM has proposed additional breakpoints for the WAT Funds, and Acorn International Select. This proposal is under consideration by the Board.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels — as modified last year to add certain breakpoints for Acorn USA and Acorn Select — in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Acorn Fund, Acorn USA, Acorn Select, Wanger Select and Wanger US Smaller Companies all rank very favorably against their peers over the past five years. Although Acorn USA and Wanger US Smaller Companies had a difficult year in 2006, these returns are not characteristic of these funds, both of which have shown improved performance during the first quarter of 2007. The international Funds have relatively weaker long term records than the domestic funds, but recently have improved significantly and their one year rankings are excellent. Overall then, performance of the Funds is excellent.

2.  Management Fees relative to Peers. The management fee rankings for several of the Acorn Funds are generally more favorable to shareholders than those of their peer group funds. Management fees do, however, vary by Fund. Acorn Fund is the least expensive and the Acorn USA the most expensive. Acorn Fund is very competitive, while Acorn USA and Acorn Select were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors. The WAT Funds also lag their competitors and impose higher fees than their peers.

3.   Administrative Fees. The Acorn Funds' administrative fee, which is uniform across all Funds, is at a level comparable to or less expensive than the fees imposed by their peers, provides for appropriate services to Funds, and affords breakpoints that lower the fee as assets increase. The WAT Funds pay a single fee for advisory and administrative services and hence do not benefit from administrative fee breakpoints, nor is it possible to assess their administrative costs relative to competitors.

4.   Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.   Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and increasing. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the Funds.

6.   Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.   Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Funds get larger. They are, however, only partially reflected in the management fee schedule for the Acorn Funds and not reflected at all in two of the four WAT Funds. Breakpoints above current asset levels have, however, been added to the more expensive funds, Acorn Select and Acorn USA. Nonetheless, if Fund assets continue to grow, under the Funds' current fee schedules, all Fund shareholders might not benefit in a manner generally commensurate with CWAM's increased profits. Management has proposed additional breakpoints for some of the Funds that, if implement, would result in greater sharing of economies of scale.

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Wanger International Select 2007 Semiannual Report

8.   Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

  a.  Capacity. The Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.   Administrative Services. The Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations

I believe the Trustees should:

1.   Continue to consider additional ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.   Consider unbundling of the advisory and administrative fees paid by the WAT Funds.

3.   Review the disparity in management fee levels between the Acorn International Fund and its related annuity-based fund, WAT International Small Cap Fund.

4.   Continue to monitor CWAM's capacity limitations to insure that the Funds' expanding assets do not impair investment performance.

Robert P. Scales
Senior Vice President,
Chief Legal Officer
and General Counsel
June 18, 2007

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Wanger International Select 2007 Semiannual Report

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Wanger International Select 2007 Semiannual Report

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Wanger International Select 2007 Semiannual Report

Wanger Advisors Trust

Trustees

Robert E. Nason
Chairman

Allan B. Muchin
Vice Chairman

Laura M. Born
Maureen M. Culhane
Margaret Eisen
Jerome Kahn, Jr.
Steven N. Kaplan
David C. Kleinman
Charles P. McQuaid
James A. Star
Ralph Wanger
Patricia H. Werhane
John A. Wing

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Michael G. Clarke
Assistant Treasurer

Jeffrey R. Coleman
Assistant Treasurer

J. Kevin Connaughton
Assistant Treasurer

P. Zachary Egan
Vice President

Peter T. Fariel
Assistant Secretary

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Treasurer and Secretary

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Senior Vice President, Chief Compliance Officer and General Counsel

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Adviser

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on Columbia Management's website at www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330.

23

Wanger Advisors Trust

SHC-44/133013-0607 08/07 07/42771

Wanger International Small Cap

2007 Semiannual Report

  Wanger International Small Cap

  2007 Semiannual Report

1	Understanding Your Expenses

2	Doomsayers vs. Doomslayers

5	Performance Review

7	Statement of Investments

15	Statement of Assets and Liabilities

15	Statement of Operations

16	Statement of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

21	Management Fee Evaluation of the Senior Officer

Columbia Wanger Asset Management, L.P. ("Columbia WAM") is one of the leading global small- and mid-cap equity managers in the United States with more than 37 years of small- and mid-cap investment experience. As of June 30, 2007, Columbia WAM manages more than $38.2 billion in assets and is the investment adviser to Wanger U.S. Smaller Companies, Wanger International Small Cap, Wanger Select, Wanger International Select and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. Columbia WAM is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation.

Please consider the investment objectives, risks, charges and expenses for the Fund carefully before investing. Contact 1-888-4-WANGER for a prospectus, which contains this and other important information about the Fund. You should read it carefully before you invest.

The views expressed in "Doomsayers vs. Doomslayers" and in the Performance Review reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International Small Cap 2007 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the reporting period. The information in the following table is based on an initial, hypothetical investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2007 – June 30, 2007

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International Small Cap	1,000.00	1,000.00	1,143.61	1,019.89	5.26	4.96	0.99

*For the six months ended June 30, 2007.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Wanger International Small Cap 2007 Semiannual Report

Doomsayers vs. Doomslayers

Bad news seems to attract more attention than good news. Tabloid newspapers and the evening news thrive on sensational stories. "If it bleeds, it leads!" the media says, so disasters and doomsayers make headlines while good news is ignored.

Global warming is the current source of much concern and, therefore, much media and political focus. However, declarations of impending disaster for the planet and its inhabitants aren't new.

Doomsayers – Creating Concerns

In 1798, Thomas Malthus wrote An Essay on the Principal of Population.1 He noted that unchecked populations grow geometrically. For illustration, he modeled a population doubling every 25 years. In contrast, he postulated food supplies growing arithmetically. In 1998 therefore, the calculated population would be 256-times its 1798 level while food production would be nine times as large as in 1798. The poor would be "reduced to severe distress" and the actual population increase would revolve around the relatively slow increase in food production.

Moving forward 170 years, Paul Ehrlich's 1968 book, The Population Bomb,2 predicted imminent disaster and became the best-selling environmental tract of all time. He wrote, "The battle to feed all of humanity is over. In the 1970s and 1980s hundreds of millions of people will starve to death in spite of any crash programs embarked upon now." He stated that the world's population roughly doubled every thousand years from about 8000 BC to 1650, then doubled again in 200 years and again in 80 years, and appeared to be doubling over 35 years at the time of the book's publication.

Ehrlich's book also addressed pollution. "In Los Angeles and similar cities the human population has exceeded the carrying capacity of the environment—at least with respect to the ability of the atmosphere to remove waste." He stated, "It seems unlikely that much improvement can be expected...in air pollution until a major shift in the economy takes place." He recommended a shift away from gasoline-powered cars. To his credit, Ehrlich did mention that successful pollution control was possible.

Limits to Growth3 was first published in 1972, and became another best-selling doomsday book. It added resource depletion as a concern in addition to population growth and pollution. Using sophisticated computer models introduced by MIT professor Jay Forrester, the authors predicted long-term disaster: "If present growth trends...continue unchanged, the limits to growth on this planet will be reached sometime within the next one hundred years." (It's better to make a prediction that can be proven right but not wrong within your lifetime.) "The most probable result will be a rather sudden and uncontrollable decline in both population and industrial capacity." The authors recognized the need for more study, but "end(ed) on a note of urgency."

Adding another worry, the April 28, 1975 issue of Newsweek included an article titled, "The Cooling World."4 It quoted studies showing a temperature drop from 1945 to 1968 and then a sudden large increase in snow cover in the northern hemisphere. The article stated, "There are ominous signs that the earth's weather patterns have begun to change dramatically, and that these changes may portend a drastic decline in food production—with serious political implications for just about every nation on Earth."

The Newsweek story went on to report, "Meteorologists disagree about the cause and extent of the trend...but are almost unanimous in the view that the trend will reduce agricultural productivity for the rest of the century." The underlying prediction: "Resulting famines could be catastrophic."

In 2004, three of the original four Limits to Growth authors published Limits to Growth, The 30-Year Update.5 The authors offered a somewhat more positive tone but predicted that growth would not continue much past the year 2010.

The authors stated that the world population increase had slowed to a 1.2% growth rate, or a 60 year doubling period. That represents 75 million persons per year, or the equivalent of adding the population of "six Calcuttas." They did concede that air and water pollution has dropped in many developed countries, and agreed that the ozone hole over Antarctica will disappear by mid-century.

The authors also admitted that more hydrocarbon deposits were proven than used in the previous 30 years, and despite increased demand, the ratios of reserves to production increased. Consequently, while in 1970 world oil reserves were to be depleted by 2002, the update suggested depletion by 2037. Natural gas depletion was deferred from 2009 to 2065. Data on critical industrial metals were also updated. Assuming increases in consumption, depletion of copper and zinc reserves were postponed at least 20 years. The authors also noted that huge potential additional supplies were not yet in reserve statistics.

But the update also reiterated ominous food scarcity themes and said per-capita grain production peaked in the mid-80s. There is a widespread persistence of hunger, as "the number of hungry people has remained constant as the population has grown." The authors continued to believe that improved technology would not offset the effects of exponential growth.

As I mentioned, today's environmental doomsday headline grabber is global

2

Wanger International Small Cap 2007 Semiannual Report

warming. In 2006 an Oscar-winning documentary called, "An Inconvenient Truth" highlighted the potential consequences of higher temperatures, predicting rising ocean levels, animal species extinctions, and food and water shortages. Its creator suggested how people could cut carbon dioxide emissions in order to reduce the problem.

Doomslayers – Presenting the Facts

Are conditions bad and likely to get worse? Julian Simon, a University of Maryland business school professor, became obsessed with data about population growth and prosperity. He found Ehrlich's books and comments to be "a juggernaut of environmentalist hysteria."6 He noted that virtually all data series indicated that the human condition had improved. In 1980, he became the first self-proclaimed doomslayer, and published a fact-filled, footnoted article in Science magazine: "Resources, Population, Environment: An Oversupply of False Bad News."7 Simon went so far as to challenge Ehrlich's theory that overpopulation and depletion would cause prices of raw materials to rise. Ehrlich accepted a 10-year wager with Simon and the battle lines were drawn. Between 1980 and 1990, the world's population saw its largest 10-year increase ever, but materials prices fell. In October 1990, Simon accepted a check from Ehrlich!

Determined to report the facts, Simon went on to publish five books showing data that the doomsayers were wrong. He died in 1998 leaving behind manuscripts that resulted in a sixth book completed in 2000 by Stephen Moore: It's Getting Better all the Time, 100 Greatest Trends of the Last 100 Years.8 In his introduction, Moore wrote, "The central premise of this book is that there has been more improvement in the human condition in the past 100 years than in all of the previous centuries..." Here is a sampling of the book's facts that support its title:

•  Since data collection began, life expectancies rose, infant mortality fell, some diseases were eradicated while mortality from others dropped. Job-related fatalities fell since data became available in the 1930s, long before OSHA's creation.

•  Per-capita income and wealth rose despite shorter work weeks. Educational attainment jumped. Income disparities by gender and race receded. Most low income people acquired items previously considered "luxuries" and many achieved mid- or high-income status.

•  Emissions per unit of GDP fell since the 1930s (prior to regulations) and absolute air quality improved since the data series started in the 1970s. The quality of surface water rose. Forests in the USA have increased in size and density since at least the 1950s. Energy prices relative to wages have plummeted since 1900.

In what could be considered an addendum to Simon's work, the Cato Institute earlier this year published The Improving State of the World.9 Its data also refutes most of what the doomsayers have said:

•  Worldwide food supplies per capita increased 24% from 1961 to 2002. "Between 1969-71 and 2000-02, increases in food supplies reduced chronic undernourishment in developing countries from 956 million to 815 million (or from 37 to 17 percent) despite an 83% growth in their population."

•  The environment in the developed world is notably cleaner than it was 40 years ago. Air and water pollution is down. Developing countries are increasingly addressing pollution and are making progress in many areas.

•  Improved developing world health, wealth, food supplies, and the start of improved environments, are due to globalization. Trade increases wealth and disseminates technology.

•  The long-term price trend of virtually every commodity that is used today has been downward over the past two centuries, in terms of both inflation-adjusted dollars and also in terms of minutes worked for purchase.

Investment Discipline – Embracing the Facts

Doomsayers sometimes sell a lot of books, magazines or movies, which in turn generate discussion and possibly action. Potential disasters such as stratospheric ozone depletion can be averted as a result. But often, doomsayers' predictions have turned out to be wrong and then largely forgotten. Mankind has a tremendous ability to solve problems, especially via democratic and capitalistic systems.

While doomsayers often are proven wrong, researching to find the elements of truth behind their claims can provide investment opportunities. When problems are real and are about to be addressed, there is usually money to be made, or lost.

Though the prices of basic materials have indeed fallen over the long run, our international portfolio managers detected an up cycle of accelerating demand and strong prices. We hired an analyst, Fritz Kaegi, to specialize in that group. He confirmed that companies had underinvested in several areas, and believed prices and profits could stay strong for a while. We've discussed some resulting investments in fund shareholder reports.

The world has not run out of oil; predictions of $100 oil proved to be wrong, or at least decades too early. Energy stocks have been

3

Wanger International Small Cap 2007 Semiannual Report

cyclical for a long time. Our funds now have significant investments in energy as we believe this up cycle will persist. Our energy analyst, Bill Doyle, is especially positive on oil service companies.

Doomsayers will come and go; some will raise valid concerns, which, if history repeats itself, will be successfully addressed. We expect to continue to sort through the rhetoric, determine the facts, and work to invest appropriately.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

1  Source: Wired.com, "The Doomslayer" by Ed Regis, February 1997.

2  Ehrlich, Paul, The Population Bomb (Buccaneer Books, Inc, 1968, 1971)

3  Meadows, Donella H; Meadows, Dennis L; Randers, Jorgen; Behrens III, William W, The Limits to Growth (New York: Universe Books, 1972)

4  Reprinted in the The American Spectator, May/June 2002. Originally printed in Newsweek, "The Cooling World," reported by Peter Gwynne, April 28, 1975.

5  Meadows, Donella; Randers, Jorgen; Meadows, Dennis, Limits to Growth – The 30-Year Update, (Vermont: Chelsea Green Publishing Company, 2004)

6  Source: Wired.com, "The Doomslayer" by Ed Regis, February 1997.

7  Science, 27 June 1980, Vol. 208, no. 4451.

8  Moore, Stephen; Simon, Julian, It's Getting Better All the Time: 100 Greatest Trends of the Last 100 Years (Washington, DC: Cato Institute, 2000). Bullet pointed data applies to the United States.

9  Goklany, Indur M, The Improving State of the World: Why We're Living Longer, Healthier, More Comfortable Lives on a Cleaner Planet (Washington DC: Cato Institute, 2007)

Author's Note:

The author considers himself to be a disciple of Julian Simon. However, the author also has recycled and conserved energy for years. He has replaced numerous incandescent light bulbs with compact fluorescents. His wife happily drives a hybrid vehicle. And he has not emitted tons of carbon dioxide by flying in a private jet to Davos in order to tell other people to conserve.

4

Wanger International Small Cap 2007 Semiannual Report

Performance Review Wanger International Small Cap

Louis J. Mendes III Co-Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For daily and month-end performance updates, please call 1-888-4-WANGER.

Wanger International Small Cap ended the period up 14.36%, just behind the 14.85% gain of the benchmark S&P/Citigroup EMI Global ex-US Index.

Returns varied considerably by region. Led by Korea and China, the Fund's Asia ex-Japan holdings posted a 32% return on the back of positive earnings surprises and liquidity inflows to the region. Liberalization measures in China allowing local investment companies to invest overseas—with Hong Kong as the most likely initial recipient of these funds—boosted sentiment regarding China–focused companies. China Shipping Development, one of China's largest transport companies, rose 54%, in part due to its large valuation gap when compared to its domestic-listed shares. The regional exchanges also continued to drive good returns, with Hong Kong Exchanges and Clearing and Singapore Exchange both benefiting as trading volumes increased in what is largely a fixed cost base business. The Fund's top two performers were two niche Korean industrial companies, Sung Kwang Bend and Taewoong. These recent additions to the Fund rose 286% and 104%, respectively, driven by the strong growth in global infrastructure and construction projects, particularly in the Middle East where Korean companies have a long track record in infrastructure development. We applaud our analyst who covers this region, Jeannie Cheung, for ferreting out these ideas.

The Fund's holdings in Continental Europe and Canada also posted strong results, rising 23% and 46%, respectively. The Netherland's Fugro, a provider of oilfield services, was up 35% for the half year on strong demand for its services. Also in the Netherlands, Smit Internationale, a provider of harbor and offshore towing and marine services, gained 52%. Canada's ShawCor, a manufacturer of oil and gas pipeline products, increased 43%.

Japanese stocks fell during the period. Despite a reasonably strong domestic economy, flat wage growth has lead to lackluster domestic consumption as consumers save rather than spend. Moreover, Japanese savers, attracted by higher yields than they can receive at home, are increasingly investing in overseas investment products. This has contributed to yen weakness relative to world currencies, placing a further drag on performance.

The other regions of note were the poorly performing British and Irish markets. After posting strong returns in 2006, these markets have seen a strong pullback thus far in 2007 on concerns over higher interest rates, extended valuations and a deepening financial crisis. Since the beginning of 2007, we have significantly reduced our exposure to these markets, but still have been affected by the overall poor sentiment.

International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Fund's Positions in Mentioned Holdings

as of 6/30/07

Fugro	1.7%
Hong Kong Exchanges and Clearing	1.4%
ShawCor	1.1%
China Shipping Development	1.1%
Smit Internationale	1.0%
Singapore Exchange	0.9%
Taewoong	0.6%
Sung Kwang Bend	0.5%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

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Wanger International Small Cap 2007 Semiannual Report

Growth of a $10,000 Investment in
Wanger International Small Cap

Total return for each period,
May 3, 1995 (inception date) through June 30, 2007

This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3, 1995 (the date the Fund began operations) through June 30, 2007, to the S&P/Citigroup EMI Global ex-US Index, with dividends and capital gains reinvested. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For daily and month-end performance updates, please contact us at 1-888-4-WANGER.

Results to June 30, 2007

	2nd quarter	Year to date	1 year
Wanger International Small Cap	8.85%	14.36%	36.28%
S&P/Citigroup EMI Global ex-US	7.37	14.85	35.90
S&P/Citigroup Global ex-US Cap Range $500mm-$5bn	8.02	15.47	35.50
MSCI EAFE Index	6.40	10.74	27.00

NAV as of 6/30/07: $43.30

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Wanger International Small Cap annual operating expense ratio is 1.00%. Annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

The graph and table do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P/Citigroup EMI Global ex-U.S. is the bottom 20% of institutionally investable capital of developed and emerging countries, selected by the index sponsor, outside the United States. MSCI EAFE Index is Morgan Stanley's Europe, Australasia and Far East Index, a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Countries

As a % of net assets, as of 6/30/07

Japan	14.1%
Netherlands	9.3
France	9.0
United Kingdom	7.6
Germany	6.5

Top 10 Holdings

As a % of net assets, as of 6/30/07

1. Fugro (Netherlands) Oilfield Services	1.7%
2. Hong Kong Exchanges and Clearing (Hong Kong) Hong Kong Equity & Derivatives Market Operator	1.4
3. Suzano (Brazil) Brazilian Pulp & Paper Producer	1.4
4. Atwood Oceanics (United States) Offshore Drilling Contractor	1.4
5. Hexagon (Sweden) Measurement Equipment & Polymers	1.3
6. SES Global (France) Satellite Broadcasting Services	1.3
7. Uranium One (South Africa) Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.	1.2
8. ShawCor (Canada) Oil & Gas Pipeline Products	1.1
9. SWECO (Sweden) Engineering Consultants	1.1
10. China Shipping Development (China) China's Dominant Shipper for Oil & Coal	1.0

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Wanger International Small Cap 2007 Semiannual Report

Wanger International Small Cap

Statement of Investments (Unaudited) June 30, 2007

Number of Shares		Value
	Common Stocks – 95.0%
	Europe – 52.6%
	Netherlands – 9.3%
447,692	Fugro Oilfield Services	$28,412,085
261,000	Stork Industrial Services & Food Processing Equipment	16,941,429
214,916	Smit Internationale Harbor & Offshore Towage & Marine Services	16,816,840
608,450	Aalberts Industries Flow Control & Heat Treatment	16,706,400
300,255	USG People Temporary Staffing Services	14,105,604
350,000	Koninklijke TenCate Advanced Textiles & Industrial Fabrics	13,397,322
152,000	Imtech Engineering & Technical Services	13,185,748
410,000	Unit 4 Agresso Business & Security Software	11,105,970
380,527	Wavin Largest European Plastic Pipe Systems Company	9,153,813
228,000	OPG Groep Health Care Supplies & Pharmacies	8,302,495
161,661	Boskalis Westminster Dredging & Maritime Contractor	6,426,918
150,000	SBM Offshore Builds & Leases Offshore Vessels to Process & Store Crude Oil	5,717,739
		160,272,363
	France – 9.0%
1,000,000	SES Global Satellite Broadcasting Services	21,555,102
200,000	Carbone Lorraine Advanced Industrial Materials	15,520,770
130,000	Iliad Alternative Internet & Telecoms Provider	13,134,623
85,000	Pierre & Vacances Vacation Apartment Lets	12,968,485
182,818	Trigano Leisure Vehicles & Camping Equipment	10,826,822
111,517	Rubis Tank Storage & LPG Supplier	9,979,266
65,000	Bacou Dalloz Safety Equipment	9,880,948

Number of Shares		Value
90,000	Norbert Dentressangle Transport	$8,712,848
230,000	Legrand Electrical Components	8,276,972
81,000	Imerys Industrial Minerals Producer	8,215,003
56,000	Neopost Postage Meter Machines	8,189,773
35,000	Ciments Francais Leading French & Emerging Markets Cement Producer	8,026,405
92,000	Eurofins Scientific (a) Food Screening & Testing	7,811,014
120,000	April Group Insurance Policy Construction	6,321,276
120,000	Meetic (a) Dating Services	5,097,103
		154,516,410
	United Kingdom – 7.6%
2,200,000	Charles Taylor (b) Insurance Services	17,183,205
600,000	Northgate Light Commercial Vehicle Rental Specialist	12,292,174
1,750,000	RPS Group Environmental Consulting & Planning	12,258,262
618,214	Expro International Group Offshore Oilfield Services	12,051,026
910,000	Smith & Nephew Medical Equipment & Supplies	11,261,128
1,102,000	Tullow Oil Oil & Gas Producer	10,738,294
1,973,700	Taylor Nelson Sofres Market Research	9,334,326
2,000,000	Begbies Traynor Financial Restructuring & Corporate Recovery Services	5,513,895
1,008,000	BBA Group Aviation Support Services	5,466,360
215,000	Randgold Resources Gold Mining in Western Africa	4,770,850
400,000	Informa Group Global Publisher & Event Organizer	4,446,557

See accompanying notes to financial statements.
7

Wanger International Small Cap 2007 Semiannual Report

Wanger International Small Cap

Statement of Investments (Unaudited) June 30, 2007

Number of Shares		Value
	United Kingdom – 7.6% (cont)
205,000	Keller Group International Ground Engineering Specialist	$4,421,858
710,000	Debt Free Direct Consumer Debt Reduction & Management Solutions	3,375,946
172,000	Intertek Testing Testing, Inspection, Certification Services	3,372,242
423,306	Detica UK IT Services Company	3,258,338
400,000	Workspace Group UK Real Estate	3,206,746
478,300	Mears Group Social Housing Mainentance	3,113,364
148,749	Rotork Valve Actuators for Oil & Water Pipelines	2,714,196
123,250	Paragon Group UK Buy-to-let Finance Company	1,206,217
		129,984,984
	Germany – 6.5%
260,000	CTS Eventim Event Ticket Sales	12,805,711
131,000	Wincor Nixdorf Retail POS Systems & ATM Machines	12,141,864
55,000	Rational Commercial Oven Manufacturer	10,777,308
98,000	MPC Muechmeyer Petersen Capital Alternative Asset Manager	10,018,903
82,000	Vossloh Rail Infrastructure & Diesel Locomotives	9,625,390
150,000	Rhoen-Klinikum Health Care Services	9,038,344
4,900	Porsche Specialty Automobile Manufacturer	8,723,361
170,000	GFK Market Research Services	8,395,699
205,000	Deutsche Beteiligungs Private Equity Investment Management	8,318,160
135,000	Hugo Boss Designs Fashion Apparel	8,082,723
88,000	Elringklinger Automobile Components	8,028,371

Number of Shares		Value
300,000	Takkt Mail Order Retailer of Office & Warehouse Durables	$5,342,365
		111,298,199
	Switzerland – 5.8%
190,000	Kuehne & Nagel Freight Forwarding/Logistics	17,499,987
8,000	Sika Chemicals for Construction & Industrial Applications	16,327,515
44,000	Nobel Biocare Holding Dental Implants & Ceramic Crowns	14,367,030
115,000	Synthes Products for Orthopedic Surgery	13,802,162
80,000	Geberit Plumbing Supplies	13,649,748
48,000	Burckhardt Compression (a) Gas Compression Pumps	11,631,414
8,000	Givaudan Fragrances & Flavors	7,899,443
130,000	Logitech International (a) Branded Peripheral Computer Devices	3,444,755
		98,622,054
	Ireland – 3.6%
2,550,000	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	13,924,686
600,000	IAWS Group Baked Goods	12,568,147
360,000	Kingspan Group Building Insulation & Environmental Containers	10,067,000
430,000	Depfa Bank Investment Banker to Public Authorities	7,613,488
200,000	Paddy Power Irish Betting Services	6,235,397
260,000	Bank of Ireland Irish Commercial Bank	5,268,610
320,000	Grafton Group Builders Materials Wholesaling & Do-it-yourself Retailing	4,565,348
87,215	C&C Group Beverage Company	1,169,851
		61,412,527

See accompanying notes to financial statements.
8

Wanger International Small Cap 2007 Semiannual Report

Wanger International Small Cap

Statement of Investments (Unaudited) June 30, 2007

Number of Shares		Value
	Sweden – 2.4%
1,125,000	Hexagon Measurement Equipment & Polymers	$21,574,983
1,974,000	SWECO Engineering Consultants	18,916,459
		40,491,442
	Italy – 1.6%
3,000,000	CIR Italian Holding Company	11,537,607
1,000,000	Amplifon Hearing Aid Retailer	8,309,044
573,000	GranitiFiandre Innovative Stoneware	7,276,986
		27,123,637
	Spain – 1.2%
195,000	Red Electrica de Espana Spanish Power Grid	9,137,582
300,000	Prisa Leading Spanish-speaking Publisher	6,597,668
130,000	Sogecable (a) Spain's Main Pay-TV	5,441,864
		21,177,114
	Austria – 1.1%
310,000	Zumtobel (a) Lighting Systems	11,563,392
100,000	Wienerberger Bricks & Clay Roofing Tiles	7,374,324
		18,937,716
	Denmark – 1.0%
87,000	Novozymes Industrial Enzymes	10,085,144
125,000	Thrane & Thrane Mobile Transceivers for Satellite Communications	7,766,538
		17,851,682
	Poland – 0.8%
396,800	Central European Distribution (a) Vodka Production & Alcohol Distribution	13,737,216

Number of Shares		Value
	Greece – 0.8%
420,000	Intralot Lottery & Gaming Systems and Services	$13,529,885
	Finland – 0.6%
488,000	Poyry Engineering Consultants	10,819,783
	Czech Republic – 0.6%
56,000	Komercni Banka Leading Czech Universal Bank	10,425,387
	Norway – 0.4%
776,485	Kongsberg Automotive Automotive Seating & Component Supplier	6,508,535
	Russia – 0.3%
153,900	RosBusinessConsulting (a) Financial Information, Media & IT Services in Russia	5,540,400
	Total Europe	902,249,334
	Asia – 26.0%
	Japan – 14.1%
1,900,000	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	16,596,877
240,000	Ibiden Electronic Parts & Ceramics	15,453,798
17,500	Jupiter Telecommunications (a) Largest Cable Service Provider in Japan	14,430,411
400,000	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	12,270,236
350,000	Hoya Opto-electrical Components & Eyeglass Lenses	11,583,925
3,920	Risa Partners NPL & Real Estate Related Investment	10,651,647
400,000	As One Scientific Supplies Distributor	10,303,226
410,000	JSR Films & Chemicals for LCD Screens & Electronics	9,874,274
5,200	Kenedix Real Estate Investment Management	9,672,044
145,000	USS Used Car Auctioneer	9,229,250

See accompanying notes to financial statements.
9

Wanger International Small Cap 2007 Semiannual Report

Wanger International Small Cap

Statement of Investments (Unaudited) June 30, 2007

Number of Shares		Value
	Japan – 14.1% (cont)
430,000	Yusen Air & Sea Service Airfreight Logistics	$9,190,284
266,300	Kintetsu World Express Airfreight Logistics	9,020,214
242,000	Ito En Bottled Tea & Other Beverages	7,948,255
300,000	Ushio Industrial Light Sources	6,647,246
320,000	FCC Auto/Motorcycle Clutches	6,571,791
650,000	Park24 Parking Lot Operator	6,526,168
160,000	Union Tool Precision Drill Bit Manufacturer	5,910,627
4,400	FullCast Employment Outsourcing	5,783,826
120,000	Daito Trust Construction Apartment Builder	5,709,556
45,000	Nakanishi Dental Tools & Machinery	5,616,959
325,000	T. Hasegawa Industrial Flavors & Fragrances	5,410,186
360,000	Cosel Industrial Standard Switching Power Supply System	5,216,821
1,350,000	Kansai Urban Banking Regional Bank	4,680,694
130,000	Takata Safety Related Auto Parts	4,531,080
450,000	Chiba Bank Regional Bank	3,993,929
440,000	Kamigumi Port Cargo Handling & Logistics	3,813,979
520,000	Bank of Fukuoka Regional Bank	3,430,278
222,000	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	3,387,963
200,000	Topcon Positioning & Medical Instrument	3,328,598
720	Osaka Securities Exchange Osaka Securities Exchange	3,321,372
24,000	Hirose Electric Electrical Connectors	3,152,224

Number of Shares		Value
550	Japan Pure Chemical Precious Metal Plating Chemicals for Electronics	$2,161,883
1,030	Message Nursing Care Facility Operator	1,670,796
35,100	Unicharm PetCare Pet Food & Pet Toiletries	1,413,363
71,300	Nagaileben Medical/Health Care Related Clothes	1,375,492
27,800	Aeon Delight Facility Maintenance & Management	847,999
17,400	Hogy Medical Disposable Surgical Products	776,726
		241,503,997
	China – 4.0%
7,788,000	China Shipping Development China's Dominant Shipper for Oil & Coal	17,963,761
16,141,000	Lenovo Group Third Largest PC Vendor Globally	9,507,727
8,122,000	China Green An Agricultural Grower & Processor in China	7,479,899
2,062,000	Fu Ji Food & Catering Services Food Catering Service Provider in China	7,068,441
5,636,000	Jiangsu Expressway Chinese Toll Road Operator	5,732,422
170,000	Sohu.com (a) Chinese Internet Portal/Online Advertising	5,438,300
6,330,000	Travelsky Technology Online Air Travel Bookings in China	5,409,827
5,000,000	Hopewell Highway Infrastructure Guangdong Tollroad Leading to Hong Kong & Macau	4,682,769
6,512,000	TPV Technology ODM for LCD Monitor & Flat TV	4,501,358
1,858,000	Xinyu Hengdeli A High-end Watch Retailer in China	911,404
		68,695,908
	Hong Kong – 2.3%
1,730,000	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	24,476,983
9,494,000	EganaGoldpfeil A Leather & Fashion Accessories Brand Manager	8,316,966

See accompanying notes to financial statements.
10

Wanger International Small Cap 2007 Semiannual Report

Wanger International Small Cap

Statement of Investments (Unaudited) June 30, 2007

Number of Shares		Value
	Hong Kong – 2.3% (cont)
1,600,000	Lifestyle International Mid to High-end Department Store Operator in Hong Kong & China	$6,201,058
		38,995,007
	Korea – 1.8%
55,000	MegaStudy Online Education Service Provider	10,684,199
145,000	Taewoong A Player in the Niche Customized Forging Market	10,170,990
306,000	Sung Kwang Bend A Large Customized Industrial Pipe Fitting Manufacturer	9,047,109
87,000	YBM Sisa.com Online Language Educator & Tester	1,670,469
		31,572,767
	Singapore – 1.2%
2,300,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	14,689,352
3,990,000	ComfortDelGro Taxi & Mass Transit Service	5,686,290
		20,375,642
	Taiwan – 1.2%
2,141,119	Advantech Embedded Computers	6,837,801
2,600,000	Wah Lee Industrial Distributor of Chemicals, Materials & Equipment	5,884,935
1,150,000	Everlight Electronics A Led Packager	4,109,069
272,695	Formosa International Hotels Hotel, Food & Beverage Operation & Hospitality Management Services	2,934,950
		19,766,755
	India – 1.1%
300,000	Housing Development Finance Indian Mortgage Lender	14,907,346
230,000	Asian Paints India's Largest Paint Company	4,682,192
		19,589,538

Number of Shares		Value
	Indonesia – 0.3%
5,000,000	Perusahaan Gas Negara Gas Pipeline Operator	$5,222,718
	Total Asia	445,722,332
	Other Countries – 11.5%
	Canada – 3.2%
630,000	ShawCor Oil & Gas Pipeline Products	19,345,036
157,500	Potash Corporation of Saskatchewan World's Largest Producer of Potash	12,280,275
553,700	RONA (a) Leading Canadian Do-it-yourself Retailer	11,565,196
280,000	Van Houtte Coffee Services & Equipment	6,539,686
250,000	Ivanhoe Mines (a) Copper Mine Project in Mongolia	3,543,769
240,000	Enerflex Systems Natural Gas Compresser Rental & Fabrication	2,374,654
		55,648,616
	South Africa – 2.8%
1,575,000	Uranium One (a) Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.	20,063,600
484,000	Impala Platinum Holdings Platinum Group Metals Mining & Refining	14,673,451
518,000	Naspers Media & Education in Africa & Other Emerging Markets	13,268,699
		48,005,750
	Australia – 2.6%
900,000	Billabong International Action Sports Apparel Brand Manager	13,627,678
250,000	Australian Stock Exchange Australian Equity & Derivatives Market Operator	10,283,644
550,000	Jubilee Mines Nickel Mining in Australia	7,427,481
1,403,100	Sino Gold (a) Gold Mining in The People's Republic of China	6,645,973
100,000	Perpetual Trustees Mutual Fund Management	6,623,872
		44,608,648

See accompanying notes to financial statements.
11

Wanger International Small Cap 2007 Semiannual Report

Wanger International Small Cap

Statement of Investments (Unaudited) June 30, 2007

Number of Shares		Value
	United States – 2.4%
350,000	Atwood Oceanics (a) Offshore Drilling Contractor	$24,017,000
165,000	Dresser-Rand Group (a) Largest Manufacturer of Compressors	6,517,500
62,900	FMC Technologies (a) Oil & Gas Well Head Manufacturer	4,982,938
157,000	BioMarin (a) Biotech Focused on Orphan Diseases	2,816,580
88,700	Tesco (a) Developing New Well Drilling Technologies	2,798,485
		41,132,503
	New Zealand – 0.5%
2,099,559	Sky City Entertainment Casino/Entertainment Complex	8,208,043
	Total Other Countries	197,603,560
	Latin America – 4.9%
	Brazil – 3.0%
1,780,000	Suzano Brazilian Pulp & Paper Producer	24,083,981
900,000	Natura Cosmeticos Direct Retailer of Cosmetics	13,063,764
242,000	Porto Seguro Auto & Life Insurance	9,283,567
450,000	Localiza Rent A Car Car Rental	5,073,872
		51,505,184
	Mexico – 1.9%
2,700,000	Urbi Desarrollos Urbanos (a) Affordable Housing Builder	12,433,471
6,000,000	Consorcio ARA Affordable Housing Builder	9,663,535
180,000	Grupo Aeroportuario del Surest Cancun/Cozumel Airport Operator	9,484,200
		31,581,206
	Total Latin America	83,086,390
Total Common Stocks (Cost: $995,084,374) – 95.0%		1,628,661,616

Principal Amount		Value
Short-Term Obligations – 4.3%
$8,600,000	World Omni Vehicle Leasing (c) 5.30% due 7/05/07	$8,594,935
8,500,000	Kaiserplatz Delaware (c) 5.30% due 7/02/07	8,498,748
8,500,000	American General Financial 5.28% due 7/03/07	8,497,507
8,500,000	Morrigan (c) 5.36% due 7/06/07	8,493,672
8,500,000	Natixis (c) 5.33% due 7/12/07	8,486,157
8,400,000	White Point Funding (c) 5.36% due 7/09/07	8,389,995
8,400,000	St. Germain Holdings (c) 5.36% due 7/10/07	8,388,744
8,400,000	Anglesea Funding (c) 5.35% due 7/11/07	8,387,517
6,144,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/07, due 7/02/07 at 5.05%, collateralized by a U.S. Government Agency Obligation, maturing 7/18/11, market value $6,267,925 (repurchase proceeds $6,146,586)	6,144,000
	Total Short-Term Obligations (Cost: $73,881,275)	73,881,275
Total Investments (Cost: $1,068,965,649) – 99.3% (d)(e)		1,702,542,891
Cash and Other Assets Less Liabilities – 0.7%		12,649,263
Total Net Assets – 100%		1,715,192,154

See accompanying notes to financial statements.
12

Wanger International Small Cap 2007 Semiannual Report

Wanger International Small Cap

Statement of Investments (Unaudited) June 30, 2007

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2007, the Fund held five percent or more of the outstanding voting securities of the following company:

Balance of Affiliates	Shares Held 12/31/2006	Purchases/ Additions	Balance of Sales/ Reductions	Shares Held 06/30/2007	Value	Dividend
Charles Taylor	1,700,000	500,000	—	2,200,000	$17,183,205	$323,811

The aggregate cost and value of this company at June 30, 2007, was $11,890,537 and $17,183,205 respectively. Investments in affiliate companies represent 1.0% of total net assets at June 30, 2007.

(c)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2007, these securities amounted to $59,239,768, which represents 3.5% of net assets.

(d)  At June 30, 2007, for federal income tax purposes cost of investments was $1,068,965,649 and net unrealized appreciation was $633,577,242 consisting of gross unrealized appreciation of $657,060,974 and gross unrealized depreciation of $23,483,732.

(e)  On June 30, 2007, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Net Assets
Euro Dollars	$579,087,635	33.8
Japanese Yen	241,503,997	14.1
British Pounds	125,214,133	7.3
Hong Kong Dollars	102,252,615	6.0
Swiss Francs	98,622,054	5.7
U.S. Dollars	166,265,019	9.7
Other currencies less than 5% of total net assets	389,597,438	22.7
	$1,702,542,891	99.3

See accompanying notes to financial statements.
13

Wanger International Small Cap 2007 Semiannual Report

Wanger International Small Cap

Portfolio Diversification June 30, 2007 (Unaudited)

At June 30, 2007, the Fund's portfolio investments as a percent of net assets was diversified as follows:

	Value	Percent
Industrial Goods & Services
Specialty Chemicals	$139,972,144	8.2%
Other Industrial Services	107,053,213	6.2
Machinery	73,683,766	4.3
Conglomerates	70,676,610	4.1
Construction	49,248,891	2.9
Outsourcing & Training Services	40,761,328	2.4
Electrical Compoments	34,856,655	2.0
Industrial Distribution	14,868,574	0.9
	531,121,181	31.0
Consumer Goods & Services
Consumer Services	43,147,482	2.5
Food	42,774,279	2.5
Retail	36,443,843	2.1
Casinos	27,973,325	1.6
Goods Distribution	22,966,466	1.4
Non Durable Goods	22,794,093	1.3
Apparels	21,710,401	1.3
Durable Goods	19,826,232	1.2
Entertainment	15,740,661	0.9
Leisure Products	10,826,822	0.6
Travel	10,483,699	0.6
Consumer Electronics	4,501,358	0.3
	279,188,661	16.3
Information Technology
Financial Processors	39,166,335	2.3
Computer Hardware & Related Equipment	31,932,147	1.9
Business Information & Marketing Services	29,988,287	1.7
Satellite Broadcasting	21,555,102	1.3
Cable Television	19,872,275	1.2
Internet Related	18,572,923	1.1
Semiconductors & Related Equipment	15,692,994	0.9
Television Broadcasting	13,268,699	0.8
Business Software	11,105,970	0.6
Publishing	11,044,225	0.6
Computer Services	8,798,738	0.5
Telecommunication Equipment	7,766,538	0.5
Electronics Distribution	5,884,935	0.3
Instrumentation	3,328,598	0.2
	237,977,766	13.9

	Value	Percent
Energy & Minerals
Oil Services	$112,643,381	6.6%
Mining	69,405,399	4.0
Agricultural Commodities (includes Forestry)	24,083,981	1.4
Refining/Marketing/Distribution	15,201,984	0.9
Oil/Gas Producers	10,738,294	0.6
	232,073,039	13.5
Other
Transportation	72,893,109	4.2
Real Estate	45,627,443	2.7
Regulated Utilities	20,675,189	1.2
	139,195,741	8.1
Finance
Banks	35,412,386	2.0
Insurance	32,788,048	1.9
Money Management	25,225,676	1.5
Savings & Loans	14,907,346	0.9
Finance Companies	13,417,430	0.8
Closed End Funds	10,018,903	0.6
	131,769,789	7.7
Health Care
Medical Equipment	39,430,320	2.3
Services	19,011,635	1.1
Pharmaceuticals	13,924,686	0.8
Biotechnology/ Drug Delivery	2,816,580	0.2
Hospital/ Laboratory Supplies	2,152,218	0.1
	77,335,439	4.5
Total Common Stocks	1,628,661,616	95.0
Short-Term Obligations	73,881,275	4.3
Total Investments	1,702,542,891	99.3
Cash & Other Assets Less Liabilities	12,649,263	0.7
Net Assets	$1,715,192,154	100.0%

See accompanying notes to financial statements.
14

Wanger International Small Cap 2007 Semiannual Report

Statement of Assets and Liabilities
June 30, 2007 (Unaudited)

Assets:
Unaffiliated investments, at cost	$1,057,075,112
Affiliated investments, at cost (See Note 4)	11,890,537
Unaffiliated investments, at value	$1,685,359,686
Affiliated investments, at value (See Note 4)	17,183,205
Foreign currency (cost of $6,531,470)	6,571,360
Receivable for:
Investments sold	10,071,102
Fund shares sold	517,282
Interest	1,724
Dividends	1,758,812
Foreign tax reclaims	399,968
Total Assets	1,721,863,139
Liabilities:
Payable to custodian bank	469,253
Payable for:
Investments purchased	2,956,889
Fund shares repurchased	1,723,438
Investment advisory fee	1,238,688
Transfer agent fee	22
Trustees' fees	3,023
Custody fee	69,966
Deferred Trustees' fees	23,683
Deferred foreign capital gains tax payable	127,234
Other liabilities	58,789
Total Liabilities	6,670,985
Net Assets	$1,715,192,154
Composition of Net Assets:
Paid-in capital	$992,104,814
Undistributed net investment income	4,995,470
Accumulated net realized gain	84,587,807
Net unrealized appreciation (depreciation) on:
Investments	633,577,242
Foreign currency translations	54,055
Foreign capital gains tax	(127,234)
Net Assets	$1,715,192,154
Fund Shares outstanding	39,613,657
Net asset value, offering price and redemption price per share	$43.30

Statement of Operations
For the Six Months Ended June 30, 2007 (Unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $1,577,619)	$18,012,945
Dividends from affiliates	323,811
Interest income	1,544,042
Total Investment Income	19,880,798
Expenses:
Investment advisory fee	7,063,570
Transfer agent fee	173
Trustees' fees	37,321
Custody fee	363,268
Chief compliance officer expenses (See Note 4)	22,040
Other expenses (See Note 5)	273,285
Total Expenses	7,759,657
Custody earnings credit	(139)
Net Expenses	7,759,518
Net Investment Income	12,121,280
Net Realized and Unrealized Gain (Loss) on Portfolio Positions and Foreign Currency:
Net realized gain (loss) on:
Investments	85,437,434
Foreign currency transactions	(373,581)
Net realized gain	85,063,853
Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	112,869,025
Affiliated Investments	4,151,664
Foreign currency translations	50,900
Foreign capital gains tax	(127,234)
Net change in unrealized appreciation	116,944,355
Net Gain	202,008,208
Net Increase in Net Assets from Operations	$214,129,488

See accompanying notes to financial statements.
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Wanger International Small Cap 2007 Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended June 30, 2007	Year Ended December 31, 2006
From Operations:
Net investment income	$12,121,280	$9,968,290
Net realized gain on investments and foreign currency transactions	85,063,853	133,033,796
Net change in unrealized appreciation on investments, foreign currency translations and foreign capital gains tax	116,944,355	239,496,939
Net Increase in Net Assets from Operations	214,129,488	382,499,025
Distributions Declared to Shareholders:
From net investment income	(13,868,748)	(6,400,167)
From net realized gains	(124,882,759)	—
Total Distributions Declared to Shareholders	(138,751,507)	(6,400,167)
Share Transactions:
Subscriptions	76,751,022	235,925,977
Distributions reinvested	138,751,507	6,400,167
Redemptions	(55,811,175)	(111,559,587)
Net Increase from Share Transactions	159,691,354	130,766,557
Total Increase in Net Assets	235,069,335	506,865,415
Net Assets:
Beginning of period	1,480,122,819	973,257,404
End of period	$1,715,192,154	$1,480,122,819
Undistributed net investment income at end of period	$4,995,470	$6,742,938

See accompanying notes to financial statements.
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Wanger International Small Cap 2007 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004	2003	2002
Net Asset Value, Beginning of Period	$41.77		$30.63		$25.46		$19.68	$13.27	$15.40
Income from Investment Operations:
Net investment income (a)	0.32	(b)	0.29		0.25		0.13	0.13	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.11		11.04		5.20		5.80	6.33	(2.20)
Total from Investment Operations	5.43		11.33		5.45		5.93	6.46	(2.13)
Less Distributions Declared to Shareholders:
From net investment income	(0.39)		(0.19)		(0.28)		(0.15)	(0.05)	—
From net realized gain and unrealized gain reportable for federal income taxes	(3.51)		—		—		—	—	—
Total Distributions Declared to Shareholders	(3.90)		(0.19)		(0.28)		(0.15)	(0.05)	—
Net Asset Value, End of Period	$43.30		$41.77		$30.63		$25.46	$19.68	$13.27
Total Return (c)	14.36	%(d)	37.16%		21.53	%(e)	30.27%	48.86%	(13.83)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (f)	0.99	%(g)	1.01%		1.13%		1.36%	1.41%	1.47%
Interest expense	—		0.00	%(h)	—		—	—	—
Total net expenses (f)	0.99	%(g)	1.01%		1.13%		1.36%	1.41%	1.47%
Net investment income(f)	1.54	%(g)	0.81%		0.92%		0.59%	0.85%	0.46%
Waiver	—		—		0.02%		—	—	—
Portfolio turnover rate	18	%(d)	41%		24%		47%	45%	54%
Net assets, end of period (000's)	$1,715,192		$1,480,123		$973,257		$606,773	$380,726	$216,084

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions are reinvested.

(d)  Not annualized.

(e)  Had the Investment Adviser not waived a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See accompanying notes to financial statements.
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Wanger International Small Cap 2007 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger International Small Cap (the "Fund") is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. A security traded on a securities exchange or in over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on Nasdaq is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short-term debt obligation having a maturity of 60 days or less from the valuation date is valued in accordance with procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchanges and the time as of which the securities are to be valued. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered in to such an agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

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Wanger International Small Cap 2007 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

Distributions paid from:
Ordinary Income	$6,400,167

Expired capital loss carryforwards, if any, are recorded as reduction of paid-in capital. Capital loss carryforwards of $7,293,526 were utilized during the year ended December 31, 2006.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based in the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 will not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P. ("Columbia WAM"), a wholly owned subsidiary of Columbia Management Group, Inc. ("CM"), which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Effective August 1, 2007, under the Fund's investment advisory agreement, fees are accrued daily based on the Fund's average daily net assets and paid monthly to Columbia WAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%

For the period covered by this report as provided under the Fund's investment advisory agreement, fees were accrued daily based on the Fund's average daily net assets and paid monthly to Columbia WAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.15%
$100 million to $250 million	1.00%
$250 million to $500 million	0.95%
$500 million and over	0.85%

For the six months ended June 30, 2007, the Fund's annualized effective investment advisory fee rate was 0.90%.

Columbia WAM provides administrative services and receives an administration fee from the Fund. For the period covered by this report, administrative services were covered under the Fund's investment advisory agreement in place between the Fund and Columbia WAM. Effective August 1, 2007, under the Fund's new administration agreement, which provides the same types of administrative services that were provided under the investment advisory agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.05%. Accordingly, the investment advisory fees were decreased by 0.05% across all asset levels effective August 1, 2007 as well.

Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. For the six months ended June 30, 2007, the Fund paid $37,321 to trustees not affiliated with Columbia WAM. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

Columbia Management Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives a reimbursement for certain out-of-pocket expenses.

An affiliate may include any company in which a fund owns five percent or more of its outstanding voting shares. On June 30, 2007, the Fund held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on page 13.

During the six months ended June 30, 2007, the Fund engaged in purchases and sales transactions with funds that have a common investment advisor (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with the provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $0 and $93,597, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150,000,000 credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum is accrued and

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Wanger International Small Cap 2007 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the six months ended June 30, 2007.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Six months ended June 30, 2007	Year ended December 31, 2006
Shares sold	1,844,349	6,658,470
Shares issued in reinvestment of dividend distributions	3,669,704	192,371
Less shares redeemed	(1,336,304)	(3,192,246)
Net increase in shares outstanding	4,177,749	3,658,595

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2007 were $289,921,370 and $279,885,505, respectively.

8.  Legal Proceedings

Columbia WAM, Columbia Acorn Trust, another mutual fund family advised by Columbia WAM, and the trustees of Colombia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action in the federal district court for the District of Maryland (the "MDL Action"). These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

The Columbia Acorn Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Columbia Acorn Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value (NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds, and the case ultimately was remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the Multi-District Action in the federal district court of Maryland.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL Action executed an agreement in principle intended to fully resolve all of the lawsuits consolidated in the MDL Action as well as the Fair Valuation Lawsuit.

The court entered a stay after the parties executed a settlement agreement. The settlement has not yet been finalized or approved by the court.

Columbia WAM, the Columbia Acorn Funds and the trustees of Columbia Acorn Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Columbia Acorn Funds over the other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common laws duties and federal laws.

On November 30, 2005, the court dismissed all of the claims alleged against all of the parties in the consolidated complaint. The parties subsequently executed a formal settlement agreement resolving all claims in the litigation and the plaintiffs dismissed their appeal. The settlement requires court approval, which has not yet been obtained.

On or about January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against the Columbia Acorn Trust and the trustees of Columbia Acorn Trust, along with the Columbia Advisers, the sub-administrator of the Wanger Advisors Funds and the Columbia Acorn Funds. The plaintiffs allege that the defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the Columbia Acorn Funds held positions. The complaints seeks compensatory and punitive damages, and the disgorgement of all fees paid to the Columbia Advisers.

Plaintiffs have voluntarily dismissed the Columbia Acorn Trust and its independent trustees.

The Columbia Acorn Trust and Columbia WAM intend to defend these suits vigorously.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

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Wanger International Small Cap 2007 Semiannual Report

[Excerpt from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

June 2007

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Wanger International Small Cap 2007 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the first year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Funds, has proposed that with respect to the Acorn Funds, the Columbia Acorn Trust continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." CWAM proposes that the WAT Funds continue the existing single agreement governing both investment advisory and administrative services. A single management fee would cover both services. Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2006 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Board evaluated this information thoroughly and also explored CWAM's potential capacity restraints. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the adviser. CWAM itself identified what it considers competing funds, and the Trustees considered that data as well.

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Wanger International Small Cap 2007 Semiannual Report

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in last year's evaluation. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. Last year, the Board sought and CWAM agreed to additional breakpoints for two Funds, Acorn USA and Acorn Select. These breakpoints are above current asset levels, but clearly operate to share economies of scale with Fund shareholders. This year, at the Board's request, CWAM has proposed additional breakpoints for the WAT Funds, and Acorn International Select. This proposal is under consideration by the Board.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels—as modified last year to add certain breakpoints for Acorn USA and Acorn Select—in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Acorn Fund, Acorn USA, Acorn Select, Wanger Select and Wanger US Smaller Companies all rank very favorably against their peers over the past five years. Although Acorn USA and Wanger US Smaller Companies had a difficult year in 2006, these returns are not characteristic of these funds, both of which have shown improved performance during the first quarter of 2007. The international Funds have relatively weaker long term records than the domestic funds, but recently have improved significantly and their one year rankings are excellent. Overall then, performance of the Funds is excellent.

2.  Management Fees relative to Peers. The management fee rankings for several of the Acorn Funds are generally more favorable to shareholders than those of their peer group funds. Management fees do, however, vary by Fund. Acorn Fund is the least expensive and the Acorn USA the most expensive. Acorn Fund is very competitive, while Acorn USA and Acorn Select were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors. The WAT Funds also lag their competitors and impose higher fees than their peers.

3.  Administrative Fees. The Acorn Funds' administrative fee, which is uniform across all Funds, is at a level comparable to or less expensive than the fees imposed by their peers, provides for appropriate services to Funds, and affords breakpoints that lower the fee as assets increase. The WAT Funds pay a single fee for advisory and administrative services and hence do not benefit from administrative fee breakpoints, nor is it possible to assess their administrative costs relative to competitors.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and increasing. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Funds get larger. They are, however, only partially reflected in the management fee schedule for the Acorn Funds and not reflected at all in two of the four WAT Funds. Breakpoints above current asset levels have, however, been added to the more expensive funds, Acorn Select and Acorn USA. Nonetheless, if Fund assets continue to grow, under the Funds' current fee schedules, all Fund shareholders might not benefit in a manner generally commensurate with CWAM's increased profits. Management has proposed additional breakpoints for some of the Funds that, if implement, would result in greater sharing of economies of scale.

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Wanger International Small Cap 2007 Semiannual Report

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

  a.  Capacity. The Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations

I believe the Trustees should:

1.  Continue to consider additional ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.  Consider unbundling of the advisory and administrative fees paid by the WAT Funds.

3.  Review the disparity in management fee levels between the Acorn International Fund and its related annuity-based fund, WAT International Small Cap Fund.

4.  Continue to monitor CWAM's capacity limitations to insure that the Funds' expanding assets do not impair investment performance.

Robert P. Scales
Senior Vice President,
Chief Legal Officer
and General Counsel
June 18, 2007

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Wanger International Small Cap 2007 Semiannual Report

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Wanger International Small Cap 2007 Semiannual Report

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Wanger International Small Cap 2007 Semiannual Report

Wanger Advisors Trust

Trustees

Robert E. Nason
Chairman

Allan B. Muchin
Vice Chairman

Laura M. Born
Maureen M. Culhane
Margaret Eisen
Jerome Kahn, Jr.
Steven N. Kaplan
David C. Kleinman
Charles P. McQuaid
James A. Star
Ralph Wanger
Patricia H. Werhane
John A. Wing

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Michael G. Clarke
Assistant Treasurer

Jeffrey R. Coleman
Assistant Treasurer

J. Kevin Connaughton
Assistant Treasurer

P. Zachary Egan
Vice President

Peter T. Fariel
Assistant Secretary

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Treasurer and Secretary

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Senior Vice President, Chief Compliance Officer and General Counsel

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Adviser

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on Columbia Management's website at www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330.

27

Wanger Advisors Trust

SHC-44/132916-0607 08/07 07/42685

Wanger Select

2007 Semiannual Report

  Wanger Select

  2007 Semiannual Report

1	Understanding Your Expenses

2	Doomsayers vs. Doomslayers

5	Performance Review

7	Statement of Investments

10	Statement of Assets and Liabilities

10	Statement of Operations

11	Statement of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

16	Management Fee Evaluation of the Senior Officer

Columbia Wanger Asset Management, L.P. ("Columbia WAM") is one of the leading global small- and mid-cap equity managers in the United States with more than 37 years of small- and mid-cap investment experience. As of June 30, 2007, Columbia WAM manages more than $38.2 billion in assets and is the investment adviser to Wanger U.S. Smaller Companies, Wanger International Small Cap, Wanger Select, Wanger International Select and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. Columbia WAM is a SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation.

Please consider the investment objectives, risks, charges and expenses for the Fund carefully before investing. Contact 1-888-4-WANGER for a prospectus, which contains this and other important information about the Fund. You should read it carefully before you invest.

The views expressed in "Doomsayers vs. Doomslayers" and in the Performance Review reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger Select 2007 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the reporting period. The information in the following table is based on an initial hypothetical investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2007 – June 30, 2007

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Select	1,000.00	1,000.00	1,164.39	1,020.33	4.83	4.51	0.90

*For the six months ended June 30, 2007.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

1

Wanger Select 2007 Semiannual Report

Doomsayers vs. Doomslayers

Bad news seems to attract more attention than good news. Tabloid newspapers and the evening news thrive on sensational stories. "If it bleeds, it leads!" the media says, so disasters and doomsayers make headlines while good news is ignored.

Global warming is the current source of much concern and, therefore, much media and political focus. However, declarations of impending disaster for the planet and its inhabitants aren't new.

Doomsayers – Creating Concerns

In 1798, Thomas Malthus wrote An Essay on the Principal of Population.1 He noted that unchecked populations grow geometrically. For illustration, he modeled a population doubling every 25 years. In contrast, he postulated food supplies growing arithmetically. In 1998 therefore, the calculated population would be 256-times its 1798 level while food production would be nine times as large as in 1798. The poor would be "reduced to severe distress" and the actual population increase would revolve around the relatively slow increase in food production.

Moving forward 170 years, Paul Ehrlich's 1968 book, The Population Bomb,2 predicted imminent disaster and became the best-selling environmental tract of all time. He wrote, "The battle to feed all of humanity is over. In the 1970s and 1980s hundreds of millions of people will starve to death in spite of any crash programs embarked upon now." He stated that the world's population roughly doubled every thousand years from about 8000 BC to 1650, then doubled again in 200 years and again in 80 years, and appeared to be doubling over 35 years at the time of the book's publication.

Ehrlich's book also addressed pollution. "In Los Angeles and similar cities the human population has exceeded the carrying capacity of the environment—at least with respect to the ability of the atmosphere to remove waste." He stated, "It seems unlikely that much improvement can be expected...in air pollution until a major shift in the economy takes place." He recommended a shift away from gasoline-powered cars. To his credit, Ehrlich did mention that successful pollution control was possible.

Limits to Growth3 was first published in 1972, and became another best-selling doomsday book. It added resource depletion as a concern in addition to population growth and pollution. Using sophisticated computer models introduced by MIT professor Jay Forrester, the authors predicted long-term disaster: "If present growth trends...continue unchanged, the limits to growth on this planet will be reached sometime within the next one hundred years." (It's better to make a prediction that can be proven right but not wrong within your lifetime.) "The most probable result will be a rather sudden and uncontrollable decline in both population and industrial capacity." The authors recognized the need for more study, but "end(ed) on a note of urgency."

Adding another worry, the April 28, 1975 issue of Newsweek included an article titled, "The Cooling World."4 It quoted studies showing a temperature drop from 1945 to 1968 and then a sudden large increase in snow cover in the northern hemisphere. The article stated, "There are ominous signs that the earth's weather patterns have begun to change dramatically, and that these changes may portend a drastic decline in food production—with serious political implications for just about every nation on Earth."

The Newsweek story went on to report, "Meteorologists disagree about the cause and extent of the trend...but are almost unanimous in the view that the trend will reduce agricultural productivity for the rest of the century." The underlying prediction: "Resulting famines could be catastrophic."

In 2004, three of the original four Limits to Growth authors published Limits to Growth, The 30-Year Update.5 The authors offered a somewhat more positive tone but predicted that growth would not continue much past the year 2010.

The authors stated that the world population increase had slowed to a 1.2% growth rate, or a 60 year doubling period. That represents 75 million persons per year, or the equivalent of adding the population of "six Calcuttas." They did concede that air and water pollution has dropped in many developed countries, and agreed that the ozone hole over Antarctica will disappear by mid-century.

The authors also admitted that more hydrocarbon deposits were proven than used in the previous 30 years, and despite increased demand, the ratios of reserves to production increased. Consequently, while in 1970 world oil reserves were to be depleted by 2002, the update suggested depletion by 2037. Natural gas depletion was deferred from 2009 to 2065. Data on critical industrial metals were also updated. Assuming increases in consumption, depletion of copper and zinc reserves were postponed at least 20 years. The authors also noted that huge potential additional supplies were not yet in reserve statistics.

But the update also reiterated ominous food scarcity themes and said per-capita grain production peaked in the mid-80s. There is a widespread persistence of hunger, as "the number of hungry people has remained constant as the population has grown." The authors continued to believe that improved technology would not offset the effects of exponential growth.

As I mentioned, today's environmental doomsday headline grabber is global

2

Wanger Select 2007 Semiannual Report

warming. In 2006 an Oscar-winning documentary called, "An Inconvenient Truth" highlighted the potential consequences of higher temperatures, predicting rising ocean levels, animal species extinctions, and food and water shortages. Its creator suggested how people could cut carbon dioxide emissions in order to reduce the problem.

Doomslayers – Presenting the Facts

Are conditions bad and likely to get worse? Julian Simon, a University of Maryland business school professor, became obsessed with data about population growth and prosperity. He found Ehrlich's books and comments to be "a juggernaut of environmentalist hysteria."6 He noted that virtually all data series indicated that the human condition had improved. In 1980, he became the first self-proclaimed doomslayer, and published a fact-filled, footnoted article in Science magazine: "Resources, Population, Environment: An Oversupply of False Bad News."7 Simon went so far as to challenge Ehrlich's theory that overpopulation and depletion would cause prices of raw materials to rise. Ehrlich accepted a 10-year wager with Simon and the battle lines were drawn. Between 1980 and 1990, the world's population saw its largest 10-year increase ever, but materials prices fell. In October 1990, Simon accepted a check from Ehrlich!

Determined to report the facts, Simon went on to publish five books showing data that the doomsayers were wrong. He died in 1998 leaving behind manuscripts that resulted in a sixth book completed in 2000 by Stephen Moore: It's Getting Better all the Time, 100 Greatest Trends of the Last 100 Years.8 In his introduction, Moore wrote, "The central premise of this book is that there has been more improvement in the human condition in the past 100 years than in all of the previous centuries..." Here is a sampling of the book's facts that support its title:

•  Since data collection began, life expectancies rose, infant mortality fell, some diseases were eradicated while mortality from others dropped. Job-related fatalities fell since data became available in the 1930s, long before OSHA's creation.

•  Per-capita income and wealth rose despite shorter work weeks. Educational attainment jumped. Income disparities by gender and race receded. Most low income people acquired items previously considered "luxuries" and many achieved mid- or high-income status.

•  Emissions per unit of GDP fell since the 1930s (prior to regulations) and absolute air quality improved since the data series started in the 1970s. The quality of surface water rose. Forests in the USA have increased in size and density since at least the 1950s. Energy prices relative to wages have plummeted since 1900.

In what could be considered an addendum to Simon's work, the Cato Institute earlier this year published The Improving State of the World.9 Its data also refutes most of what the doomsayers have said:

•  Worldwide food supplies per capita increased 24% from 1961 to 2002. "Between 1969-71 and 2000-02, increases in food supplies reduced chronic undernourishment in developing countries from 956 million to 815 million (or from 37 to 17 percent) despite an 83% growth in their population."

•  The environment in the developed world is notably cleaner than it was 40 years ago. Air and water pollution is down. Developing countries are increasingly addressing pollution and are making progress in many areas.

•  Improved developing world health, wealth, food supplies, and the start of improved environments, are due to globalization. Trade increases wealth and disseminates technology.

•  The long-term price trend of virtually every commodity that is used today has been downward over the past two centuries, in terms of both inflation-adjusted dollars and also in terms of minutes worked for purchase.

Investment Discipline – Embracing the Facts

Doomsayers sometimes sell a lot of books, magazines or movies, which in turn generate discussion and possibly action. Potential disasters such as stratospheric ozone depletion can be averted as a result. But often, doomsayers' predictions have turned out to be wrong and then largely forgotten. Mankind has a tremendous ability to solve problems, especially via democratic and capitalistic systems.

While doomsayers often are proven wrong, researching to find the elements of truth behind their claims can provide investment opportunities. When problems are real and are about to be addressed, there is usually money to be made, or lost.

Though the prices of basic materials have indeed fallen over the long run, our international portfolio managers detected an up cycle of accelerating demand and strong prices. We hired an analyst, Fritz Kaegi, to specialize in that group. He confirmed that companies had underinvested in several areas, and believed prices and profits could stay strong for a while. We've discussed some resulting investments in fund shareholder reports.

The world has not run out of oil; predictions of $100 oil proved to be wrong, or at least decades too early. Energy stocks have been

3

Wanger Select 2007 Semiannual Report

cyclical for a long time. Our funds now have significant investments in energy as we believe this up cycle will persist. Our energy analyst, Bill Doyle, is especially positive on oil service companies.

Doomsayers will come and go; some will raise valid concerns, which, if history repeats itself, will be successfully addressed. We expect to continue to sort through the rhetoric, determine the facts, and work to invest appropriately.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

1  Source: Wired.com, "The Doomslayer" by Ed Regis, February 1997.

2  Ehrlich, Paul, The Population Bomb (Buccaneer Books, Inc, 1968, 1971)

3  Meadows, Donella H; Meadows, Dennis L; Randers, Jorgen; Behrens III, William W, The Limits to Growth (New York: Universe Books, 1972)

4  Reprinted in the The American Spectator, May/June 2002. Originally printed in Newsweek, "The Cooling World," reported by Peter Gwynne, April 28, 1975.

5  Meadows, Donella; Randers, Jorgen; Meadows, Dennis, Limits to Growth – The 30-Year Update, (Vermont: Chelsea Green Publishing Company, 2004)

6  Source: Wired.com, "The Doomslayer" by Ed Regis, February 1997.

7  Science, 27 June 1980, Vol. 208, no. 4451.

8  Moore, Stephen; Simon, Julian, It's Getting Better All the Time: 100 Greatest Trends of the Last 100 Years (Washington, DC: Cato Institute, 2000). Bullet pointed data applies to the United States.

9  Goklany, Indur M, The Improving State of the World: Why We're Living Longer, Healthier, More Comfortable Lives on a Cleaner Planet (Washington DC: Cato Institute, 2007)

Author's Note:

The author considers himself to be a disciple of Julian Simon. However, the author also has recycled and conserved energy for years. He has replaced numerous incandescent light bulbs with compact fluorescents. His wife happily drives a hybrid vehicle. And he has not emitted tons of carbon dioxide by flying in a private jet to Davos in order to tell other people to conserve.

4

Wanger Select 2007 Semiannual Report

Performance Review Wanger Select

Ben Andrews
Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For daily and month-end performance updates, please call 1-888-4-WANGER.

Wanger Select gained 16.44% during the six-month period outperforming its benchmark, the S&P MidCap 400 Index, which returned 11.98%. The Fund also topped the S&P 500's return of 6.96% for the six months.

The top three drivers of Fund performance were ITT Educational Services, Potash Corporation of Saskatchewan and Liberty Global. All three companies displayed strong fundamentals and their combined return accounted for 6.5% of the Fund's 16.44% return year to date.

We made a few structural adjustments to Wanger Select during the period. We increased the number of stocks that we are allowed to hold in the Fund. Wanger Select can now invest in generally 30 to 60 companies (currently we hold 39), an increase from the previous 20 to 40. We still plan on running a select portfolio. Since starting the Fund in 1999, we have had over 40% of the Fund's assets in its top 10 names. We also slightly increased the percentage of the Fund that we can invest in foreign companies. Currently we have approximately 11% of the Fund's assets invested in international stocks, mostly in the raw materials sector.

We added four stocks to the portfolio during the period: Chico's FAS, American Commercial Lines, JB Hunt Transportation Services and Tetra Technologies. We sold out of Pride International, Nuveen Investments and Weight Watchers.

We sold Nuveen one month before it announced it was selling itself to a private equity firm. Our crystal ball was smudged and we did not see the take out coming, but should we have? We sold Nuveen because we were concerned with the direction it was taking with its asset management division. We believe Nuveen was purchased at a much higher price than we sold it at because money has been abundant and private equity can leverage cheap money and pay lofty multiples while infusing little equity. The Nuveen sale prompted me to go back and look at our other sales since I became portfolio manager of the Fund in early 2004. We exited 22 positions and had another three companies taken over for cash during the last three years. Looking back at the reasons we had for selling the positions, we were often right yet many of these stocks trade at higher prices. This exercise reminded us how easily mistakes are forgiven in bull markets; companies can miss earnings estimates and growth can come in slower than Wall Street originally thought yet share prices can still go up. This is true for portfolio managers as well; most of us are putting up large returns during this period but will we keep these returns when the economy goes slack? When the market does cool, we believe owning the right stocks will be very important and having more structural flexibility should help the Fund preserve capital. Thank you for your continued support of Wanger Select.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Fund's Positions in Mentioned Holdings

as of 6/30/07

ITT Educational Services	4.8%
Liberty Global	4.5%
Potash Corporation of Saskatchewan	3.5%
Tetra Technologies	1.8%
American Commercial Lines	1.7%
Chico's FAS	1.5%
JB Hunt Transportation Services	0.9%
Nuveen Investments	0.0%
Weight Watchers	0.0%
Pride International	0.0%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger Select 2007 Semiannual Report

Growth of a $10,000 Investment in
Wanger Select

Total return for each period,
February 1, 1999 (inception date) through June 30, 2007

This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through June 30, 2007, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. Performance results reflect any waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For daily and month-end performance updates, please contact us at 1-888-4-WANGER.

Results to June 30, 2007

	2nd quarter	Year to date	1 year
Wanger Select	9.05%	16.44%	32.10%
S&P MidCap 400	5.84	11.98	18.51
S&P 500	6.28	6.96	20.59

NAV as of 6/30/07: $29.89

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Wanger Select annual operating expense ratio is 0.94%. Annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

The graph and table do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P MidCap 400 is an unmanaged, market value-weighted index of 400 mid-cap U.S. companies. The S&P 500 is a broad, market-weighted average of 500 widely-held large capitalization U.S. stocks. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Industries

As a % of net assets, as of 6/30/07

Consumer Goods & Services	26.5%
Information Group	24.9
Energy & Minerals	14.3
Finance	12.1
Industrial Goods & Services	9.6

Top 10 Holdings

As a % of net assets, as of 6/30/07

1. Uranium One (South Africa) (Previously UrAsia Energy) Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.	6.4%
2. ITT Educational Services Post-secondary Degree Programs	4.8
3. Tellabs Telecommunications Equipment	4.6
4. Liberty Global Cable TV Franchises outside the USA	4.5
5. Conseco Life, Long-term Care & Medical Supplemental Insurance	4.3
6. Safeway Supermarkets	3.8
7. Abercrombie & Fitch Teen Apparel Retailer	3.8
8. Janus Capital Group Manages Mutual Funds	3.6
9. Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Potash	3.5
10. Expedia Online Travel Services Company	3.2

6

Wanger Select 2007 Semiannual Report

Wanger Select Fund

Statement of Investments (Unaudited) June 30, 2007

Number of Shares		Value
	Common Stocks – 89.4%
	Consumer Goods & Services – 26.5%
	Retail – 10.6%
312,000	Safeway Supermarkets	$10,617,360
145,000	Abercrombie & Fitch Teen Apparel Retailer	10,582,100
74,000	Costco Wholesale Warehouse Superstores	4,330,480
175,000	Chico's FAS (a) Women's Specialty Retailer	4,259,500
		29,789,440
	Other Consumer Services – 6.0%
115,000	ITT Educational Services (a) Post-secondary Degree Programs	13,498,700
131,100	Universal Technical Institute (a) Vocational Training	3,328,629
		16,827,329
	Travel – 4.9%
311,000	Expedia (a) Online Travel Services Company	9,109,190
176,000	Hertz (a) Largest U.S. Rental Car Operator	4,676,320
		13,785,510
	Leisure Products – 2.7%
70,000	Harley-Davidson Motorcycles & Related Merchandise	4,172,700
65,000	International Speedway Largest Motorsports Racetrack Owner & Operator	3,426,150
		7,598,850
	Apparel – 2.3%
136,000	Coach (a) Designer & Retailer of Branded Leather Accessories	6,445,040
Total Consumer Goods & Services		74,446,169
	Information Group – 24.9%
	CATV – 6.6%
263,000	Liberty Global Series C (a)	10,335,900
53,000	Liberty Global Series A (a) Cable TV Franchises outside the USA	2,175,120

Number of Shares		Value
263,000	Discovery Holding (a) CATV Programming	$6,046,370
		18,557,390
	Mobile Communications – 5.0%
203,000	American Tower (a) Communications Towers in USA & Mexico	8,526,000
534,000	Globalstar (a) Satellite Mobile Voice & Data Carrier	5,526,900
		14,052,900
	Telecommunications Equipment – 4.6%
1,210,100	Tellabs (a) Telecommunications Equipment	13,020,676
	Business Software – 4.2%
209,000	Avid Technology (a) Digital Nonlinear Editing Software & Systems	7,388,150
569,000	Novell (a) Directory, Operating System & Identity Management Software	4,432,510
		11,820,660
	Internet Related – 2.0%
600,000	SkillSoft (a) Web-based Learning Solutions (E-Learning)	5,574,000
	Contract Manufacturing – 1.6%
1,401,520	Sanmina-SCI (a) Electronic Manufacturing Services	4,386,758
	Semiconductors & Related Equipment – 0.8%
235,000	Canadian Solar (a) Solar Cell & Module Manufacturer	2,209,000
	Computer Service – 0.1%
86,500	AnswerThink (a) IT Integration & Best Practice Research	313,130
Total Information Group		69,934,514

See accompanying notes to financial statements.
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Wanger Select 2007 Semiannual Report

Wanger Select Fund

Statement of Investments (Unaudited) June 30, 2007

Number of Shares		Value
	Energy & Minerals – 14.3%
	Mining – 9.9%
1,409,000	Uranium One (South Africa) (a) Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.	$17,948,960
126,300	Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Potash
		27,796,571
	Oil Services – 4.4%
183,000	Tetra Technologies (a) U.S.-based Services Company with Life of Field Approach	5,160,600
54,000	FMC Technologies (a) Oil & Gas Well Head Manufacturer	4,277,880
43,000	Atwood Oceanics (a) Offshore Drilling Contractor	2,950,660
		12,389,140
Total Energy & Minerals		40,185,711
	Finance – 12.1%
	Insurance – 7.2%
578,000	Conseco (a) Life, Long Term Care & Medical Supplement Insurance	12,074,420
9,800	Markel (a) Specialty Insurance	4,748,688
178,000	Montpelier Re Commercial Lines Insurance/Reinsurance	3,300,120
		20,123,228
	Brokerage & Money Management – 4.9%
361,000	Janus Capital Group Manages Mutual Funds	10,050,240
132,000	SEI Investments Mutual Fund Administration & Investment Management	3,833,280
		13,883,520
Total Finance		34,006,748

Number of Shares		Value
	Industrial Goods & Services – 9.6%
	Other Industrial Services – 3.6%
125,000	Expeditors International of Washington International Freight Forwarder	$5,162,500
184,500	American Commercial Lines (a) Operator of Inland Barges/Builder of Inland Barges	4,806,225
		9,968,725
	Outsourcing Services – 2.6%
235,000	Quanta Services (a) Electrical & Telecom Construction Services	7,207,450
	Waste Management – 1.8%
131,000	Waste Management U.S. Garbage Collection & Disposal	5,115,550
	Steel – 1.6%
206,000	Worthington Industries Steel Processing & Manufactured Metal Products	4,459,900
Total Industrial Goods & Services		26,751,625
	Health Care – 1.1%
	Health Care Services – 1.1%
79,000	Lincare Holdings (a) Home Health Care Services	3,148,150
Total Health Care		3,148,150
	Other – 0.9%
	Transportation – 0.9%
87,000	JB Hunt Transport Services Truck & Intermodal Carrier	2,550,840
Total Other		2,550,840
Total Common Stocks (Cost: $174,459,522) – 89.4%		251,023,757

See accompanying notes to financial statements.
8

Wanger Select 2007 Semiannual Report

Wanger Select Fund

Statement of Investments (Unaudited) June 30, 2007

Principal Amount		Value
Short-Term Obligation – 10.9%
$30,474,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 06/29/07, due 7/02/07 at 5.05%, collateralized by a U.S. Agency Obligation, maturing to 07/18/11, market value of $31,084,000 (repurchase proceeds $30,486,824)	$30,474,000
Total Short-Term Obligation (Cost: 30,474,000)		30,474,000
Total Investments (Cost: $204,933,522) (b)(c) – 100.3%		281,497,757
Cash and Other Assets Less Liabilities – (0.3)%		(838,509)
Total Net Assets – 100%		$280,659,248

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  On June 30, 2007, the market value of foreign securities represents 9.9% of total net assets. The Fund's foreign portfolio was diversified as follows:

Currency	Value	% of Net Assets
Canadian Dollar	$9,847,611	3.50
South African Rand	17,948,960	6.40
	$27,796,571	9.90

(c)  At June 30, 2007, for federal income tax purposes cost of investments was $204,933,522 and net unrealized appreciation (depreciation) was $76,564,235 consisting of gross unrealized appreciation of $81,389,910 unrealized depreciation of $4,825,675.

At June 30, 2007, the Fund held investments in the following sectors:

Sector	% of Net Assets
Consumer Goods & Services	26.5
Information Group	24.9
Energy & Minerals	14.3
Finance	12.1
Industrial Goods & Services	9.6
Health Care	1.1
Other	0.9
Short-Term Obligation	10.9
Cash and Other Assets less Liabilities	(0.3)
100.0

See accompanying notes to financial statements.
9

Wanger Select 2007 Semiannual Report

Statement of Assets and Liabilities
June 30, 2007 (Unaudited)

Assets:
Investments, at cost	$204,933,522
Investments, at value	$251,023,757
Repurchase agreement	30,474,000
Cash	59,879
Receivable for:
Fund shares sold	526,372
Interest	8,550
Dividends	34,878
Total Assets	282,127,436
Liabilities:
Payable for:
Investments purchased	921,764
Fund shares repurchased	310,721
Investment advisory fee	190,886
Transfer agent fee	17
Trustees' fees	587
Custody fee	354
Reports to shareholders	29,665
Deferred Trustees' fees	2,261
Other liabilities	11,933
Total Liabilities	1,468,188
Net Assets	$280,659,248
Composition of Net Assets:
Paid-in capital	$202,549,521
Overdistributed net investment income	(718,120)
Accumulated net realized gain	2,263,628
Net unrealized appreciation (depreciation) on:
Investments	76,564,235
Foreign currency translations	(16)
Net Assets	$280,659,248
Fund Shares outstanding	9,388,222
Net asset value, offering price and redemption price per share	$29.89

Statement of Operations
For the Six Months Ended June 30, 2007 (Unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $1,769)	$373,954
Interest	575,877
Total Investment Income	949,831
Expenses:
Investment advisory fee	967,691
Transfer agent fee	123
Trustees' fees	4,090
Custody fee	6,997
Chief compliance officer expenses (See Note 4)	6,200
Other expenses (See Note 5)	44,949
Total Expenses	1,030,050
Custody earnings credit	(1,039)
Net Expenses	1,029,011
Net Investment Loss	(79,180)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	2,321,968
Foreign currency transactions	(1,134)
Net realized gain	2,320,834
Net change in unrealized appreciation on:
Investments	31,533,047
Foreign currency translations	5,003
Net change in unrealized appreciation	31,538,050
Net Gain	33,858,884
Net Increase in Net Assets from Operations	$33,779,704

See accompanying notes to financial statements.
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Wanger Select 2007 Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended June 30, 2007	Year Ended December 31, 2006
Operations:
Net investment loss	$(79,180)	$(280,699)
Net realized gain on investments and foreign currency transactions	2,320,834	4,109,684
Net change in unrealized appreciation on investments and foreign currency translations	31,538,050	21,452,932
Net Increase in Net Assets from Operations	33,779,704	25,281,917
Distributions Declared to Shareholders:
From net investment income	—	(466,512)
From net realized gains	(3,866,407)	(3,873,384)
Total Distributions Declared to Shareholders	(3,866,407)	(4,339,896)
Share Transactions:
Subscriptions	83,839,544	67,137,702
Distributions reinvested	3,866,407	4,339,896
Redemptions	(12,306,393)	(19,746,917)
Net Increase from Share Transactions	75,399,558	51,730,681
Total Increase in Net Assets	105,312,855	72,672,702
Net Assets:
Beginning of period	175,346,393	102,673,691
End of period	$280,659,248	$175,346,393
Overdistributed net investment income at end of period	$(718,120)	$(638,940)

See accompanying notes to financial statements.
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Wanger Select 2007 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ened December 31,
Selected data for a share outstanding throughout each period	2007		2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$26.15		$22.66	$22.11		$18.55	$14.19	$15.36
Income from Investment Operations:
Net investment loss (a)	(0.01)		(0.05)	(0.04)		(0.10)	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency translations	4.25		4.38	2.12		3.68	4.47	(1.08)
Total from Investment Operations	4.24		4.33	2.08		3.58	4.36	(1.17)
Less Distributions Declared to Shareholders:
From net investment income	—		(0.09)	—		—	—	—
From net realized capital gains	(0.50)		(0.75)	(1.53)		(0.02)	—	—
Total Distributions Declared to Shareholders	(0.50)		(0.84)	(1.53)		(0.02)	—	—
Net Asset Value, End of Period	$29.89		$26.15	$22.66		$22.11	$18.55	$14.19
Total Return (b)	16.44	%(c)	19.70%	10.49	%(d)	19.31%	30.73%	(7.62)%
Ratios to Average Net Assets:
Net expenses (e)	0.90	%(f)	0.94%	0.96%		1.10%	1.15%	1.18%
Net investment loss (e)	(0.07	)%(f)	(0.20)%	(0.20)%		(0.49)%	(0.65)%	(0.62)%
Waiver	—		—	0.02%		—	—	—
Portfolio turnover rate	8	%(c)	21%	26%		36%	21%	45%
Net assets, end of period (000's)	$280,659		$175,346	$102,674		$82,465	$52,112	$26,124

(a)  Net investment loss per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  Had the Investment Adviser not waived a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

See accompanying notes to financial statements.
12

Wanger Select 2007 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger Select (the "Fund") is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short-term debt obligation having a maturity of 60 days or less from the valuation date is valued at amortized cost, which approximates fair value. A security for which a market quotation is not readily available and any other assets are valued in accordance with procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on an accrual basis and includes amortization of discounts and premiums on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

13

Wanger Select 2007 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

Distributions paid from:
Ordinary Income *	$970,016
Long-Term Capital Gains	$3,369,880

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based in the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 will not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P., ("Columbia WAM") a wholly owned subsidiary of Columbia Management Group, Inc. ("CM"), which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Effective August 1, 2007, under the Fund's investment advisory agreement, fees are accrued daily based on the Fund's average daily net assets and paid monthly to Columbia WAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.800%
$500 million and over	0.780%

For the period covered by this report as provided under the Fund's investment advisory agreement, fees were accrued daily based on the Fund's average daily net assets and paid monthly to Columbia WAM at the annual rate of 0.85%.

Through April 30, 2008, Columbia WAM will reimburse the Fund to the extent that ordinary operating expenses (computed based on net custodian fees) exceed an annual percentage of 1.35% of average daily net assets. There was no reimbursement for the six months ended June 30, 2007.

Columbia WAM provides administrative services and receives an administration fee from the Fund. For the period covered by this report, administrative services were covered under the Fund's investment advisory agreement in place between the Fund and Columbia WAM. Effective August 1, 2007, under the Fund's new administration agreement, which provides the same types of administrative services that were provided under the investment advisory agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.05%. Accordingly, the investment advisory fees were decreased by 0.05% across all asset levels effective August 1, 2007 as well.

Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. For the six months ended June 30, 2007, the Fund paid $4,090 to trustees not affiliated with Columbia WAM. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

Columbia Management Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

During the six months ended June 30, 2007, the Fund engaged is purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with the provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $93,600 and $2,089,504, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150,000,000 credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at rate per annual equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the six months ended June 30, 2007.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Six months ended June 30, 2007	Year ended December 31, 2006
Shares sold	2,978,516	2,825,971
Shares issued in reinvestment of dividend distributions	145,354	191,438
Less shares redeemed	(441,446)	(841,953)
Net increase in shares outstanding	2,682,424	2,175,456

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2007 were $70,070,111 and $16,507,825, respectively.

14

Wanger Select 2007 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

8.  Legal Proceedings

Columbia WAM, Columbia Acorn Trust, another mutual fund family advised by Columbia WAM, and the trustees of Colombia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action in the federal district court for the District of Maryland (the "MDL Action"). These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

The Columbia Acorn Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Columbia Acorn Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value (NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds, and the case ultimately was remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the Multi-District Action in the federal district court of Maryland.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL Action executed an agreement in principle intended to fully resolve all of the lawsuits consolidated in the MDL Action as well as the Fair Valuation Lawsuit. The court entered a stay after the parties executed a settlement agreement. The settlement has not yet been finalized or approved by the court.

Columbia WAM, the Columbia Acorn Funds and the trustees of Columbia Acorn Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Columbia Acorn Funds over the other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common laws duties and federal laws.

On November 30, 2005, the court dismissed all of the claims alleged against all of the parties in the consolidated complaint. The parties subsequently executed a formal settlement agreement resolving all claims in the litigation and the plaintiffs dismissed their appeal. The settlement requires court approval, which has not yet been obtained.

On or about January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against the Columbia Acorn Trust and the trustees of Columbia Acorn Trust, along with the Columbia Advisers, the sub-administrator of the Wanger Advisors Funds and the Columbia Acorn Funds. The plaintiffs allege that the defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the Columbia Acorn Funds held positions. The complaints seeks compensatory and punitive damages, and the disgorgement of all fees paid to the Columbia Advisers.

Plaintiffs have voluntarily dismissed the Columbia Acorn Trust and its independent trustees.

The Columbia Acorn Trust and Columbia WAM intend to defend these suits vigorously.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

15

Wanger Select 2007 Semiannual Report

[Excerpt from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

June 2007

16

Wanger Select 2007 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the first year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Funds, has proposed that with respect to the Acorn Funds, the Columbia Acorn Trust continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." CWAM proposes that the WAT Funds continue the existing single agreement governing both investment advisory and administrative services. A single management fee would cover both services. Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2006 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Board evaluated this information thoroughly and also explored CWAM's potential capacity restraints. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the adviser. CWAM itself identified what it considers competing funds, and the Trustees considered that data as well.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in last year's evaluation. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. Last year, the Board sought and CWAM agreed to additional breakpoints for two Funds, Acorn USA and Acorn Select. These breakpoints are above current asset levels, but

17

Wanger Select 2007 Semiannual Report

clearly operate to share economies of scale with Fund shareholders. This year, at the Board's request, CWAM has proposed additional breakpoints for the WAT Funds, and Acorn International Select. This proposal is under consideration by the Board.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels—as modified last year to add certain breakpoints for Acorn USA and Acorn Select—in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Acorn Fund, Acorn USA, Acorn Select, Wanger Select and Wanger US Smaller Companies all rank very favorably against their peers over the past five years. Although Acorn USA and Wanger US Smaller Companies had a difficult year in 2006, these returns are not characteristic of these funds, both of which have shown improved performance during the first quarter of 2007. The international Funds have relatively weaker long term records than the domestic funds, but recently have improved significantly and their one year rankings are excellent. Overall then, performance of the Funds is excellent.

2.  Management Fees relative to Peers. The management fee rankings for several of the Acorn Funds are generally more favorable to shareholders than those of their peer group funds. Management fees do, however, vary by Fund. Acorn Fund is the least expensive and the Acorn USA the most expensive. Acorn Fund is very competitive, while Acorn USA and Acorn Select were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors. The WAT Funds also lag their competitors and impose higher fees than their peers.

3.  Administrative Fees. The Acorn Funds' administrative fee, which is uniform across all Funds, is at a level comparable to or less expensive than the fees imposed by their peers, provides for appropriate services to Funds, and affords breakpoints that lower the fee as assets increase. The WAT Funds pay a single fee for advisory and administrative services and hence do not benefit from administrative fee breakpoints, nor is it possible to assess their administrative costs relative to competitors.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and increasing. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Funds get larger. They are, however, only partially reflected in the management fee schedule for the Acorn Funds and not reflected at all in two of the four WAT Funds. Breakpoints above current asset levels have, however, been added to the more expensive funds, Acorn Select and Acorn USA. Nonetheless, if Fund assets continue to grow, under the Funds' current fee schedules, all Fund shareholders might not benefit in a manner generally commensurate with CWAM's increased profits. Management has proposed additional breakpoints for some of the Funds that, if implement, would result in greater sharing of economies of scale.

18

Wanger Select 2007 Semiannual Report

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

  a.  Capacity. The Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations

I believe the Trustees should:

1.  Continue to consider additional ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2   Consider unbundling of the advisory and administrative fees paid by the WAT Funds.

3.  Review the disparity in management fee levels between the Acorn International Fund and its related annuity-based fund, WAT International Small Cap Fund.

4.  Continue to monitor CWAM's capacity limitations to insure that the Funds' expanding assets do not impair investment performance.

Robert P. Scales
Senior Vice President,
Chief Legal Officer
and General Counsel
June 18, 2007

19

Wanger Select 2007 Semiannual Report

Wanger Advisors Trust

Trustees

Robert E. Nason
Chairman

Allan B. Muchin
Vice Chairman

Laura M. Born
Maureen M. Culhane
Margaret Eisen
Jerome Kahn, Jr.
Steven N. Kaplan
David C. Kleinman
Charles P. McQuaid
James A. Star
Ralph Wanger
Patricia H. Werhane
John A. Wing

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Michael G. Clarke
Assistant Treasurer

Jeffrey R. Coleman
Assistant Treasurer

J. Kevin Connaughton
Assistant Treasurer

P. Zachary Egan
Vice President

Peter T. Fariel
Assistant Secretary

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Treasurer and Secretary

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Senior Vice President, Chief Compliance Officer and General Counsel

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Adviser

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on Columbia Management's website at www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330.

20

Wanger Advisors Trust

SHC-44/133012-0607 08/07 07/42772

Wanger U.S. Smaller Companies

2007 Semiannual Report

  Wanger U.S. Smaller Companies

  2007 Semiannual Report

1	Understanding Your Expenses

2	Doomsayers vs. Doomslayers

5	Performance Review

7	Statement of Investments

15	Statement of Assets and Liabilities

15	Statement of Operations

16	Statement of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

21	Management Fee Evaluation of the Senior Officer

Columbia Wanger Asset Management, L.P. ("Columbia WAM") is one of the leading global small- and mid-cap equity managers in the United States with more than 37 years of small- and mid-cap investment experience. As of June 30, 2007, Columbia WAM manages more than $38.2 billion in assets and is the investment adviser to Wanger U.S. Smaller Companies, Wanger International Small Cap, Wanger Select, Wanger International Select and the Columbia Acorn Family of Funds. Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation. Columbia WAM is an SEC-registered investment adviser and indirect, wholly owned subsidiary of Bank of America Corporation.

Please consider the investment objectives, risks, charges and expenses for the Fund carefully before investing. Contact 1-888-4-WANGER for a prospectus, which contains this and other important information about the Fund. You should read it carefully before you invest.

The views expressed in "Doomsayers vs. Doomslayers" and in the Performance Review reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger U.S. Smaller Companies 2007 Semiannual Report

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the reporting period. The information in the following table is based on an initial, hypothetical investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2007 – June 30, 2007

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger U.S. Smaller Companies	1,000.00	1,000.00	1,108.20	1,020.08	4.97	4.76	0.95

*For the six months ended June 30, 2007.

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

Wanger U.S. Smaller Companies 2007 Semiannual Report

Doomsayers vs. Doomslayers

Bad news seems to attract more attention than good news. Tabloid newspapers and the evening news thrive on sensational stories. "If it bleeds, it leads!" the media says, so disasters and doomsayers make headlines while good news is ignored.

Global warming is the current source of much concern and, therefore, much media and political focus. However, declarations of impending disaster for the planet and its inhabitants aren't new.

Doomsayers – Creating Concerns

In 1798, Thomas Malthus wrote An Essay on the Principal of Population.1 He noted that unchecked populations grow geometrically. For illustration, he modeled a population doubling every 25 years. In contrast, he postulated food supplies growing arithmetically. In 1998 therefore, the calculated population would be 256-times its 1798 level while food production would be nine times as large as in 1798. The poor would be "reduced to severe distress" and the actual population increase would revolve around the relatively slow increase in food production.

Moving forward 170 years, Paul Ehrlich's 1968 book, The Population Bomb,2 predicted imminent disaster and became the best-selling environmental tract of all time. He wrote, "The battle to feed all of humanity is over. In the 1970s and 1980s hundreds of millions of people will starve to death in spite of any crash programs embarked upon now." He stated that the world's population roughly doubled every thousand years from about 8000 BC to 1650, then doubled again in 200 years and again in 80 years, and appeared to be doubling over 35 years at the time of the book's publication.

Ehrlich's book also addressed pollution. "In Los Angeles and similar cities the human population has exceeded the carrying capacity of the environment—at least with respect to the ability of the atmosphere to remove waste." He stated, "It seems unlikely that much improvement can be expected...in air pollution until a major shift in the economy takes place." He recommended a shift away from gasoline-powered cars. To his credit, Ehrlich did mention that successful pollution control was possible.

Limits to Growth3 was first published in 1972, and became another best-selling doomsday book. It added resource depletion as a concern in addition to population growth and pollution. Using sophisticated computer models introduced by MIT professor Jay Forrester, the authors predicted long-term disaster: "If present growth trends...continue unchanged, the limits to growth on this planet will be reached sometime within the next one hundred years." (It's better to make a prediction that can be proven right but not wrong within your lifetime.) "The most probable result will be a rather sudden and uncontrollable decline in both population and industrial capacity." The authors recognized the need for more study, but "end(ed) on a note of urgency."

Adding another worry, the April 28, 1975 issue of Newsweek included an article titled, "The Cooling World."4 It quoted studies showing a temperature drop from 1945 to 1968 and then a sudden large increase in snow cover in the northern hemisphere. The article stated, "There are ominous signs that the earth's weather patterns have begun to change dramatically, and that these changes may portend a drastic decline in food production—with serious political implications for just about every nation on Earth."

The Newsweek story went on to report, "Meteorologists disagree about the cause and extent of the trend...but are almost unanimous in the view that the trend will reduce agricultural productivity for the rest of the century." The underlying prediction: "Resulting famines could be catastrophic."

In 2004, three of the original four Limits to Growth authors published Limits to Growth, The 30-Year Update.5 The authors offered a somewhat more positive tone but predicted that growth would not continue much past the year 2010.

The authors stated that the world population increase had slowed to a 1.2% growth rate, or a 60 year doubling period. That represents 75 million persons per year, or the equivalent of adding the population of "six Calcuttas." They did concede that air and water pollution has dropped in many developed countries, and agreed that the ozone hole over Antarctica will disappear by mid-century.

The authors also admitted that more hydrocarbon deposits were proven than used in the previous 30 years, and despite increased demand, the ratios of reserves to production increased. Consequently, while in 1970 world oil reserves were to be depleted by 2002, the update suggested depletion by 2037. Natural gas depletion was deferred from 2009 to 2065. Data on critical industrial metals were also updated. Assuming increases in consumption, depletion of copper and zinc reserves were postponed at least 20 years. The authors also noted that huge potential additional supplies were not yet in reserve statistics.

But the update also reiterated ominous food scarcity themes and said per-capita grain production peaked in the mid-80s. There is a widespread persistence of hunger, as "the number of hungry people has remained constant as the population has grown." The authors continued to believe that improved technology would not offset the effects of exponential growth.

As I mentioned, today's environmental doomsday headline grabber is global

Wanger U.S. Smaller Companies 2007 Semiannual Report

warming. In 2006 an Oscar-winning documentary called, "An Inconvenient Truth" highlighted the potential consequences of higher temperatures, predicting rising ocean levels, animal species extinctions, and food and water shortages. Its creator suggested how people could cut carbon dioxide emissions in order to reduce the problem.

Doomslayers – Presenting the Facts

Are conditions bad and likely to get worse? Julian Simon, a University of Maryland business school professor, became obsessed with data about population growth and prosperity. He found Ehrlich's books and comments to be "a juggernaut of environmentalist hysteria."6 He noted that virtually all data series indicated that the human condition had improved. In 1980, he became the first self-proclaimed doomslayer, and published a fact-filled, footnoted article in Science magazine: "Resources, Population, Environment: An Oversupply of False Bad News."7 Simon went so far as to challenge Ehrlich's theory that overpopulation and depletion would cause prices of raw materials to rise. Ehrlich accepted a 10-year wager with Simon and the battle lines were drawn. Between 1980 and 1990, the world's population saw its largest 10-year increase ever, but materials prices fell. In October 1990, Simon accepted a check from Ehrlich!

Determined to report the facts, Simon went on to publish five books showing data that the doomsayers were wrong. He died in 1998 leaving behind manuscripts that resulted in a sixth book completed in 2000 by Stephen Moore: It's Getting Better all the Time, 100 Greatest Trends of the Last 100 Years.8 In his introduction, Moore wrote, "The central premise of this book is that there has been more improvement in the human condition in the past 100 years than in all of the previous centuries..." Here is a sampling of the book's facts that support its title:

•  Since data collection began, life expectancies rose, infant mortality fell, some diseases were eradicated while mortality from others dropped. Job-related fatalities fell since data became available in the 1930s, long before OSHA's creation.

•  Per-capita income and wealth rose despite shorter work weeks. Educational attainment jumped. Income disparities by gender and race receded. Most low income people acquired items previously considered "luxuries" and many achieved mid- or high-income status.

•  Emissions per unit of GDP fell since the 1930s (prior to regulations) and absolute air quality improved since the data series started in the 1970s. The quality of surface water rose. Forests in the USA have increased in size and density since at least the 1950s. Energy prices relative to wages have plummeted since 1900.

In what could be considered an addendum to Simon's work, the Cato Institute earlier this year published The Improving State of the World.9 Its data also refutes most of what the doomsayers have said:

•  Worldwide food supplies per capita increased 24% from 1961 to 2002. "Between 1969-71 and 2000-02, increases in food supplies reduced chronic undernourishment in developing countries from 956 million to 815 million (or from 37 to 17 percent) despite an 83% growth in their population."

•  The environment in the developed world is notably cleaner than it was 40 years ago. Air and water pollution is down. Developing countries are increasingly addressing pollution and are making progress in many areas.

•  Improved developing world health, wealth, food supplies, and the start of improved environments, are due to globalization. Trade increases wealth and disseminates technology.

•  The long-term price trend of virtually every commodity that is used today has been downward over the past two centuries, in terms of both inflation-adjusted dollars and also in terms of minutes worked for purchase.

Investment Discipline – Embracing the Facts

Doomsayers sometimes sell a lot of books, magazines or movies, which in turn generate discussion and possibly action. Potential disasters such as stratospheric ozone depletion can be averted as a result. But often, doomsayers' predictions have turned out to be wrong and then largely forgotten. Mankind has a tremendous ability to solve problems, especially via democratic and capitalistic systems.

While doomsayers often are proven wrong, researching to find the elements of truth behind their claims can provide investment opportunities. When problems are real and are about to be addressed, there is usually money to be made, or lost.

Though the prices of basic materials have indeed fallen over the long run, our international portfolio managers detected an up cycle of accelerating demand and strong prices. We hired an analyst, Fritz Kaegi, to specialize in that group. He confirmed that companies had underinvested in several areas, and believed prices and profits could stay strong for a while. We've discussed some resulting investments in fund shareholder reports.

The world has not run out of oil; predictions of $100 oil proved to be wrong, or at least decades too early. Energy stocks have been

Wanger U.S. Smaller Companies 2007 Semiannual Report

cyclical for a long time. Our funds now have significant investments in energy as we believe this up cycle will persist. Our energy analyst, Bill Doyle, is especially positive on oil service companies.

Doomsayers will come and go; some will raise valid concerns, which, if history repeats itself, will be successfully addressed. We expect to continue to sort through the rhetoric, determine the facts, and work to invest appropriately.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

1  Source: Wired.com, "The Doomslayer" by Ed Regis, February 1997.

2  Ehrlich, Paul, The Population Bomb (Buccaneer Books, Inc, 1968, 1971)

3  Meadows, Donella H; Meadows, Dennis L; Randers, Jorgen; Behrens III, William W, The Limits to Growth (New York: Universe Books, 1972)

4  Reprinted in the The American Spectator, May/June 2002. Originally printed in Newsweek, "The Cooling World," reported by Peter Gwynne, April 28, 1975.

5  Meadows, Donella; Randers, Jorgen; Meadows, Dennis, Limits to Growth – The 30-Year Update, (Vermont: Chelsea Green Publishing Company, 2004)

6  Source: Wired.com, "The Doomslayer" by Ed Regis, February 1997.

7  Science, 27 June 1980, Vol. 208, no. 4451.

8  Moore, Stephen; Simon, Julian, It's Getting Better All the Time: 100 Greatest Trends of the Last 100 Years (Washington, DC: Cato Institute, 2000). Bullet pointed data applies to the United States.

9  Goklany, Indur M, The Improving State of the World: Why We're Living Longer, Healthier, More Comfortable Lives on a Cleaner Planet (Washington DC: Cato Institute, 2007)

Author's Note:

The author considers himself to be a disciple of Julian Simon. However, the author also has recycled and conserved energy for years. He has replaced numerous incandescent light bulbs with compact fluorescents. His wife happily drives a hybrid vehicle. And he has not emitted tons of carbon dioxide by flying in a private jet to Davos in order to tell other people to conserve.

Wanger U.S. Smaller Companies 2007 Semiannual Report

Performance Review Wanger U.S. Smaller Companies

Robert A. Mohn

Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For daily and month-end performance updates, please call 1-888-4-WANGER.

Wanger U.S. Smaller Companies gained 10.82% in the first half of 2007, outperforming the 6.45% return of the Russell 2000® Index. An underweight in financials contributed to the Fund's outperformance. A victim of deteriorating fundamentals and lingering concerns over credit losses, the financial sector was off 6% for the half year in the Russell 2000 Index. Wanger U.S. Smaller Companies had less than half of the index weighting in financials at the end of the period.

Strong performance of consumer stocks also bolstered the Fund's relative performance. ITT Educational Services, a provider of post-secondary degree programs, was the Fund's leader in the consumer sector and overall. The stock was up 77% on strong student enrollment growth. True Religion Apparel, a maker of premium denim clothing, gained 33% for the six months on aggressive retail store opening plans. Apparel retailer J. Crew Group gained 40% thanks to explosive earnings growth of 70% year-over-year.

Three Fund holdings received significant takeover offers during the period. Kronos, a labor management software developer, gained 50% on takeover news and Florida Rock, a provider of aggregates and concrete used in construction, soared 57%. Dobson Communications, a rural and small city cellular service provider, gained 28% on speculation that the company would be bought out. On June 29, after the market closed on the last day of the period, Dobson did indeed announce they were being acquired by AT&T.

Other winners included Flir Systems, a manufacturer of infrared cameras. The stock was up 45% for the half year on news of large contract wins with the U.S. Army. Atwood Oceanics and FMC Technologies increased due to healthy demand for offshore drilling contractors (Atwood Oceanics) and oil and gas well head manufacturers (FMC Technologies). Atwood gained 40% while FMC Technologies posted a 29% gain.

Laggards included ESCO Technologies, a maker of automatic electric meter readers. The stock fell 20% on news of possible changes in a large contract with a California utility. Global Payments fell 14% on slowing growth in credit card processing and price competition in its money transfer business. Two biotech names also landed in the loser column. The Medicines Company, a maker of cardiovascular drugs, fell 39% as an appeal to extend one of its major drug patents was denied. We sold the Fund's position in the stock. Nektar Therapeutics, a provider of drug delivery technologies, was off 38% for the six months as sales of the company's inhaleable insulin came in under expectations.

While certain sectors, such as housing, have been under a lot of pressure so far this year, we believe the overall economy remains remarkably healthy. We feel the market is continuing to offer plenty of investment opportunities for discriminating small-cap investors.

Risks include stock market fluctuations due to economic and business developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Fund's Positions in Mentioned Holdings

as of 6/30/07

ITT Educational Services	4.3%
FMC Technologies	2.3%
Dobson Communications	1.3%
Global Payments	1.2%
Atwood Oceanics	1.1%
ESCO Technologies	1.1%
True Religion Apparel	1.0%
Florida Rock	0.8%
Flir Systems	0.7%
J. Crew Group	0.6%
Nektar Therapeutics	0.3%
The Medicines Company	0.0%
Kronos	0.0%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Wanger U.S. Smaller Companies 2007 Semiannual Report

Growth of a $10,000 Investment in
Wanger U.S. Smaller Companies

Total return for each period,
May 3, 1995 (inception date) through June 30, 2007

This graph compares the results of $10,000 invested in Wanger U.S. Smaller Companies on May 3, 1995 (the date the Fund began operations) through June 30, 2007, with the Russell 2000 Index. Dividends and capital gains are reinvested. Performance shown here is past performance, which cannot guarantee future results. Current performance may be higher or lower. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Current returns for the Fund may be different than that shown. For daily and month-end performance updates, please contact us at 1-888-4-WANGER.

Results as of June 30, 2007

	2nd quarter	Year to date	1 year
Wanger U.S. Smaller Companies	6.69%	10.82%	17.21%
Russell 2000 Index	4.42	6.45	16.43
S&P MidCap 400	5.84	11.98	18.51
S&P 500	6.28	6.96	20.59

NAV as of 6/30/07: $38.13

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Wanger U.S. Smaller Companies annual operating expense ratio is 0.95%. Annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

The graph and table do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The Russell 2000 Index is a market-weighted index of 2,000 of the smallest U.S. companies taken from the 3,000 largest U.S. companies based on market capitalization. The S&P MidCap 400 is an unmanaged, market value-weighted index of 400 mid-cap U.S. companies. The S&P 500 is a broad, market-weighted average of 500 widely-held large capitalization U.S. stocks. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Top 5 Industries

As a % of net assets, as of 6/30/07

Information Group	29.2%
Consumer Goods & Services	21.9
Industrial Goods & Services	14.2
Health Care	10.9
Finance	10.0

Top 10 Holdings

As a % of net assets, as of 6/30/07

1. ITT Educational Services Post-secondary Degree Programs	4.3%
2. FMC Technologies Oil & Gas Well Head Manufacturer	2.3
3. Genlyte Group Commercial Lighting Fixtures	2.3
4. Ametek Aerospace/Industrial Instruments	1.9
5. Abercrombie & Fitch Teen Apparel Retailer	1.9
6. Avid Technology Digital Nonlinear Editing Software & Systems	1.8
7. AmeriCredit Auto Lending	1.8
8. Time Warner Telecom Fiber Optic Telephone/Data Services	1.8
9. American Tower Communications Towers in USA & Mexico	1.6
10. Pentair Pumps & Water Treatment	1.6

Wanger U.S. Smaller Companies 2007 Semiannual Report

Wanger U.S. Smaller Companies

Statement of Investments (Unaudited) June 30, 2007

Number of Shares		Value
	Common Stocks – 97.9%
	Information Group – 29.2%
	Business Software – 5.4%
874,900	Avid Technology (a) Digital Nonlinear Editing Software & Systems	$30,927,715
395,000	Micros Systems (a) Information Systems for Restaurants & Hotels	21,488,000
2,280,000	Novell (a) Directory, Operating System & Identity Management Software	17,761,200
327,200	Parametric Technology (a) Engineering Software & Services	7,070,792
304,000	Concur Technologies (a) Web Enabled Cost & Expense Management Software	6,946,400
195,400	Blackbaud Software & Services for Non-Profits	4,314,432
250,000	Agile Software (a) Product Design Software	2,015,000
		90,523,539
	Mobile Communications – 4.1%
640,000	American Tower (a) Communications Towers in USA & Mexico	26,880,000
2,033,000	Dobson Communications (a) Rural & Small City Cellular Telephone Services	22,586,630
495,000	Crown Castle International (a) Communications Towers	17,953,650
88,000	Globalstar (a) Satellite Mobile Voice & Data Carrier	910,800
75,000	Openwave Systems Internet Software for Mobile Devices	469,500
		68,800,580
	Semiconductors & Related Equipment – 3.4%
1,310,500	Integrated Device Technology (a) Communications Semiconductors	20,011,335
473,000	Microsemi (a) Analog/Mixed Signal Semiconductors	11,328,350
670,000	Entegris (a) Semiconductor Wafer Shipping & Handling Products	7,959,600
601,000	AMIS Holdings (a) Mixed-signal Semiconductors	7,524,520
189,300	Supertex (a) Mixed-signal Semiconductors	5,932,662

Number of Shares		Value
140,000	Littelfuse (a) Little Fuses	$4,727,800
		57,484,267
	Telecommunications Equipment – 2.7%
2,430,000	Tellabs (a) Telecommunications Equipment	26,146,800
425,000	Polycom (a) Video Conferencing Equipment	14,280,000
85,000	Ciena (a) Optical Transport & Broadband Access Equipment	3,071,050
100,000	Symmetricom (a) Network Timing & Synchronization Devices	840,000
		44,337,850
	Instrumentation – 2.2%
145,000	Mettler Toledo (a) Laboratory Equipment	13,848,950
368,000	Trimble Navigation (a) GPS-based Instruments	11,849,600
250,000	Flir Systems (a) Infrared Cameras	11,562,500
		37,261,050
	Internet Related – 2.1%
530,000	ValueClick (a) Internet Advertising	15,613,800
1,420,000	CNET Networks (a) Internet Advertising on Niche Websites	11,629,800
488,400	TheStreet.com Financial Information Website Publisher	5,313,792
310,000	SkillSoft (a) Web-based Learning Solutions (E-Learning)	2,879,900
		35,437,292
	Telephone Services – 1.8%
1,491,000	Time Warner Telecom (a) Fiber Optic Telephone/Data Services	29,969,100

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Semiannual Report

Wanger U.S. Smaller Companies

Statement of Investments (Unaudited) June 30, 2007

Number of Shares		Value
	Business Information & Marketing Services – 1.5%
485,000	Ceridian (a) HR Services & Payment Processing	$16,975,000
443,200	Navigant Consulting (a) Financial Consulting Firm	8,225,792
		25,200,792
	Computer Hardware & Related Equipment – 1.4%
245,600	Amphenol Electronic Connectors	8,755,640
158,100	Nice Systems (Israel) (a) Audio & Video Recording Solutions	5,492,394
90,000	Netgear (a) Networking Products for Small Business & Home	3,262,500
81,600	Rogers (a) PCB Laminates & High-performance Foams	3,019,200
30,000	Belden CDT Specialty Cable	1,660,500
50,000	Avocent (a) Computer Control Switches	1,450,500
		23,640,734
	Financial Processors – 1.2%
516,880	Global Payments Credit Card Processor	20,494,292
	CATV – 1.0%
740,000	Discovery Holding (a) CATV Programming	17,012,600
	Radio – 0.7%
561,900	Salem Communications Radio Stations for Religious Programming	6,231,471
260,000	Cumulus Media (a) Radio Stations in Small Cities	2,431,000
515,000	Spanish Broadcasting System (a) Spanish Language Radio Stations	2,214,500
		10,876,971
	TV Broadcasting – 0.6%
1,030,000	Entravision Communications (a) Spanish Language TV, Radio & Outdoor	10,742,900

Number of Shares		Value
	Computer Services – 0.6%
753,000	RCM Technologies (Germany) (a)(b) Technology & Engineering Services	$5,865,870
705,500	AnswerThink (a) IT Integration & Best Practice Research	2,553,910
45,000	SRA International (a) Government IT Services	1,136,700
		9,556,480
	Television Programming – 0.4%
600,000	Lions Gate Entertainment (a) Film & TV Studio	6,618,000
	Gaming Equipment & Services – 0.1%
98,500	Shuffle Master (a) Card Shufflers & Casino Games	1,635,100
Total Information Group		489,591,547
	Consumer Goods & Services – 21.9%
	Retail – 5.6%
431,000	Abercrombie & Fitch Teen Apparel Retailer	31,454,380
515,000	Chico's FAS (a) Women's Specialty Retailer	12,535,100
490,000	Urban Outfitters (a) Apparel & Home Specialty Retailer	11,774,700
175,000	J. Crew Group (a) Multi-channel Branded Retailer	9,465,750
265,000	AnnTaylor Stores (a) Women's Apparel Retailer	9,386,300
163,000	Genesco (a) Multi-concept Branded Footwear Retailer	8,526,530
409,150	Christopher & Banks Women's Apparel Retailer	7,016,923
150,000	Gaiam (a) Healthy Living Catalogs & E-Commerce	2,734,500
		92,894,183
	Other Consumer Services – 5.5%
620,000	ITT Educational Services (a) Post-secondary Degree Programs	72,775,600
150,000	Weight Watchers International Weight Loss Programs	7,626,000

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Semiannual Report

Wanger U.S. Smaller Companies

Statement of Investments (Unaudited) June 30, 2007

Number of Shares		Value
	Other Consumer Services – 5.5% (cont)
99,000	NutriSystem (a) Weight Loss Programs	$6,914,160
200,000	Universal Technical Institute (a) Vocational Training	5,078,000
		92,393,760
	Apparel – 3.8%
459,000	Coach (a) Designer & Retailer of Branded Leather Accessories	21,752,010
860,000	True Religion Apparel (a) Premium Denim	17,483,800
394,200	Oxford Industries Branded & Private Label Apparel	17,478,828
240,000	Carter's (a) Children's Branded Apparel	6,225,600
45,000	Heelys (a) Wheeled Footwear	1,163,700
		64,103,938
	Leisure Products – 2.0%
366,300	International Speedway Largest Motorsports Racetrack Owner & Operator	19,307,673
248,200	Speedway Motorsports Motorsport Racetrack Owner & Operator	9,923,036
50,000	Polaris Industries Leisure Vehicles & Related Products	2,708,000
40,000	Thor Industries RV & Bus Manufacturer	1,805,600
		33,744,309
	Other Durable Goods – 1.5%
1,478,300	Champion Enterprises (a) Manufactured Homes	14,531,689
288,400	Cavco Industries (a) Higher End Manufactured Homes	10,820,768
		25,352,457

Number of Shares		Value
	Nondurables – 1.0%
323,000	Scotts Miracle-Gro Consumer Lawn & Garden Products	$13,869,620
72,000	Jarden (a) Branded Household Products	3,096,720
		16,966,340
	Consumer Goods Distribution – 1.0%
433,500	Pool Distributor of Swimming Pool Supplies & Equipment	16,919,505
	Casinos & Gaming – 0.5%
280,000	Pinnacle Entertainment (a) Regional Casino Operator	7,882,000
	Restaurants – 0.5%
337,500	Sonic (a) Quick Service Restaurant	7,465,500
	Food & Beverage – 0.2%
90,000	Hansen Natural (a) Alternative Beverages	3,868,200
	Travel – 0.2%
45,000	Vail Resorts (a) Ski Resort Operator & Developer	2,739,150
	Furniture & Textiles – 0.1%
56,200	HNI Office Furniture & Fireplaces	2,304,200
Total Consumer Goods & Services		366,633,542
	Industrial Goods & Services – 14.2%
	Machinery – 7.6%
795,000	Ametek Aerospace/Industrial Instruments	31,545,600
690,600	Pentair Pumps & Water Treatment	26,636,442
527,300	ESCO Technologies Automatic Electric Meter Readers	19,119,898
365,100	Nordson Dispensing Systems for Adhesives & Coatings	18,313,416

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Semiannual Report

Wanger U.S. Smaller Companies

Statement of Investments (Unaudited) June 30, 2007

Number of Shares		Value
	Machinery – 7.6% (cont)
191,300	Mine Safety Appliances Safety Equipment	$8,371,288
196,000	Clarcor Mobile & Industrial Filters	7,336,280
177,300	Donaldson Industrial Air Filtration	6,303,015
71,800	Toro Turf Maintenance Equipment	4,228,302
132,000	Goodman Global (a) HVAC Equipment Manufacturer	2,933,040
50,000	Kaydon Specialized Friction & Motion Control Products	2,606,000
		127,393,281
	Electrical Components – 2.3%
493,000	Genlyte Group (a) Commercial Lighting Fixtures	38,720,220
	Construction – 1.1%
191,400	Florida Rock Aggregates & Concrete	12,919,500
35,000	Martin Marietta Materials Aggregates	5,670,700
		18,590,200
	Outsourcing Services – 1.1%
400,000	Quanta Services (a) Electrical & Telecom Construction Services	12,268,000
165,000	Administaff Professional Employer Organization	5,525,850
		17,793,850
	Other Industrial Services – 1.0%
340,000	American Commercial Lines (a) Operator of Inland Barges/Builder of Inland Barges	8,857,000
180,000	Labor Ready (a) Temporary Manual Labor	4,159,800
89,000	G&K Services Uniform Rental	3,516,390
		16,533,190

Number of Shares		Value
	Industrial Distribution – 0.5%
70,000	Watsco HVAC Distribution	$3,808,000
50,000	Airgas Industrial Gas Distributor	2,395,000
75,000	Interline Brands (a) Industrial Distribution	1,956,000
		8,159,000
	Waste Management – 0.3%
184,200	Waste Connections (a) Solid Waste Management	5,570,208
	Industrial Materials & Specialty Chemicals – 0.3%
155,000	Drew Industries (a) RV & Manufactured Home Components	5,136,700
Total Industrial Goods & Services		237,896,649
	Health Care – 10.9%
	Biotechnology & Drug Delivery – 4.5%
955,000	PDL BioPharma (a) Proprietary Monoclonal Antibodies	22,251,500
692,400	BioMarin (a) Biotech Focused on Orphan Diseases	12,421,656
535,000	Nektar Therapeutics (a) Drug Delivery Technologies	5,077,150
3,690,300	Medicure (a)	4,981,905
738,060	Medicure - Warrants (a)(c) Cardiovascular Biotech Company	442,836
125,000	Myriad Genetics (a) Drugs/Diagnostics Hybrid	4,648,750
1,215,000	Decode Genetics (a) Drugs for Heart Attack, Asthma & Vascular Disease	4,538,025
204,400	Medarex (a) Humanized Antibodies	2,920,876
650,000	La Jolla Pharmaceutical (a) Lupus Treatment	2,912,000
243,994	Array Biopharma (a) Drugs for Cancer & Inflammatory Diseases	2,847,410
248,600	Arena Pharmaceuticals (a) Novel Drug Targeting Technology	2,732,114
500,000	IsoRay (a)	2,520,000

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Semiannual Report

Wanger U.S. Smaller Companies

Statement of Investments (Unaudited) June 30, 2007

Number of Shares		Value
	Biotechnology & Drug Delivery – 4.5% (cont)
100,000	IsoRay - Warrants (a)(c) Radiology Cancer Company	$114,000
251,400	Seattle Genetics (a) Antibody-based Therapies for Cancer	2,466,234
271,688	Neurogen (a) Development-stage Biotech Focused on Neurology	1,804,008
450,000	Genitope (a) Cancer Vaccine	1,737,000
220,000	Pharmacopeia (a) Biotech Company with Broad Early-stage Pipeline	1,221,000
273,500	Nuvelo (a) Development-stage Biotech Focused on Cardiovascular/Cancer	743,920
250,000	Locus Discovery, Series D, Pfd. (a)(c)	72,500
128,859	Locus Discovery, Series B, Pfd. (a)(c) High Throughput Rational Drug Design	37,369
		76,490,253
	Medical Equipment & Devices – 2.1%
412,000	Edwards Lifesciences (a) Heart Valves	20,328,080
105,000	Vital Signs Anesthesia, Respiratory & Sleep Products	5,832,750
137,227	Advanced Medical Optics (a) Medical Devices for Eye Care	4,786,478
93,500	Orthofix International (a) Bone Fixation & Stimulation Devices	4,204,695
		35,152,003
	Health Care Services – 1.6%
400,000	Lincare Holdings (a) Home Health Care Services	15,940,000
180,000	LCA-Vision Lasik Surgery Centers	8,506,800
165,000	PSS World Medical (a) Medical Supplies	3,006,300
		27,453,100

Number of Shares		Value
	Pharmaceuticals – 1.4%
270,000	MGI Pharma (a) Specialty Pharmaceuticals for Oncology & Acute Care	$6,039,900
790,000	QLT (a) Specialty Pharmaceuticals for Ophthalmology & Dermatology	5,846,000
140,000	Medicis Pharmaceutical Specialty Pharmaceuticals for Dermatology	4,275,600
300,000	Collagenex Pharmaceuticals (a) Specialty Pharmaceuticals for Dermatology	3,720,000
505,000	Barrier Therapeutics (a) Specialty Pharmaceuticals for Dermatology	3,282,500
		23,164,000
	Medical Supplies – 1.3%
235,700	ICU Medical (a) Intravenous Therapy Products	10,120,958
190,000	Arrow International Disposable Catheters	7,273,200
70,700	Techne (a) Cytokines, Antibodies & Other Reagents for Life Science	4,044,747
		21,438,905
Total Health Care		183,698,261
	Finance – 10.0%
	Insurance – 4.0%
720,500	HCC Insurance Holdings Specialty Insurance	24,071,905
36,500	Markel (a) Specialty Insurance	17,686,440
276,000	Leucadia National Insurance Holding Company	9,729,000
105,000	Philadelphia Consolidated Holding (a) Specialty Insurance	4,389,000
87,000	Delphi Financial Group Group Employee Benefit Products & Services	3,638,340
75,000	Endurance Specialty Holdings Commercial Lines Insurance/Reinsurance	3,003,000
177,434	Eastern Insurance Holdings (Germany) Workers Comp & Specialty Insurance	2,819,426
77,000	United America Indemnity (a) Specialty Insurance	1,914,990
		67,252,101

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Semiannual Report

Wanger U.S. Smaller Companies

Statement of Investments (Unaudited) June 30, 2007

Number of Shares		Value
	Finance Companies – 2.4%
1,135,400	AmeriCredit (a) Auto Lending	$30,144,870
144,800	World Acceptance (a) Personal Loans	6,187,304
130,000	McGrath Rentcorp Temporary Space & IT Rentals	4,379,700
		40,711,874
	Banks – 2.2%
284,500	TCF Financial Great Lakes Bank	7,909,100
146,975	Chittenden New England Bank	5,136,776
215,000	First Busey Illinois Bank	4,297,850
105,000	MB Financial Chicago Bank	3,647,700
187,000	Pacific Continental Niche Pacific N.W. Bank	3,029,400
95,000	Greene County Bancshares Tennessee Bank	2,969,700
125,000	Lakeland Financial Indiana Bank	2,658,750
114,816	Glacier Bancorp Mountain States Bank	2,336,506
75,000	Old Second Bancorp Illinois Bank	2,187,000
35,000	Associated Banc-Corp Midwest Bank	1,144,500
31,500	West Bancorporation Des Moines Commercial Bank	503,055
		35,820,337
	Brokerage & Money Management – 1.1%
642,000	SEI Investments Mutual Fund Administration & Investment Management	18,643,680

Number of Shares		Value
	Savings & Loans – 0.3%
168,000	People's United Connecticut Savings & Loan	$2,978,640
85,200	Anchor Bancorp Wisconsin Wisconsin Thrift	2,231,388
		5,210,028
Total Finance		167,638,020
	Energy & Minerals – 9.1%
	Oil Services – 4.9%
490,700	FMC Technologies (a) Oil & Gas Well Head Manufacturer	38,873,254
275,800	Atwood Oceanics (a) Offshore Drilling Contractor	18,925,396
625,000	Hanover Compressor (France) (a) Natural Gas Compressor Rental & Fabrication	14,906,250
67,500	CARBO Ceramics Natural Gas Well Stimulants	2,957,175
89,900	Tesco (a) Developing New Well Drilling Technologies	2,836,345
71,500	Tetra Technologies (a) U.S.-based Services Company with Life of Field Approach	2,016,300
22,900	Dresser-Rand Group (a) Largest Manufacturer of Compressors	904,550
16,000	Key Energy Services (a) Well Workover Services	296,480
		81,715,750
	Oil & Gas Producers – 4.1%
400,000	Ultra Petroleum (a) Oil & Gas Producer	22,096,000
416,000	Equitable Resources Natural Gas Producer & Utility	20,616,960
195,000	Quicksilver Resources (Germany) (a) Natural Gas & Coal Seam Gas Producer	8,693,100
193,600	Southwestern Energy (a) Oil & Gas Producer	8,615,200
120,000	Carrizo Oil & Gas (a) Explores for Natural Gas & Crude Oil	4,976,400

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Semiannual Report

Wanger U.S. Smaller Companies

Statement of Investments (Unaudited) June 30, 2007

Number of Shares		Value
	Oil & Gas Producers – 4.1% (cont)
450,000	Vaalco Energy (a) Oil & Gas Producer	$2,173,500
47,000	St. Mary Land & Exploration Oil & Gas Producer	1,721,140
		68,892,300
	Oil Refining, Marketing & Distribution – 0.1%
50,000	Oneok Natural Gas Distribution, Pipeline Processing & Trading	2,520,500
Total Energy & Minerals		153,128,550
	Other – 2.6%
	Real Estate – 1.4%
560,000	DiamondRock Hospitality Hotel Owner	10,684,800
77,500	Gaylord Entertainment (a) Convention Hotels	4,157,100
100,000	Digital Realty Trust Technology-focused Office Buildings	3,768,000
150,000	Kite Realty Group Community Shopping Centers	2,853,000
90,000	American Campus Communities Student Housing	2,546,100
		24,009,000
	Regulated Utilities – 0.6%
345,000	Northeast Utilities Regulated Electric Utility	9,784,200
	Transportation – 0.6%
580,800	Heartland Express Regional Trucker	9,467,040
Total Other		43,260,240
Total Common Stocks (Cost: $1,055,334,847) – 97.9%		1,641,846,809

Principal Amount		Value
Short-Term Obligations – 3.0%
$8,444,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/07, due 7/02/07 at 5.05%, collateralized by a U.S. Government Agency Obligation, maturing 7/18/11, market value $8,614,563 (repurchase proceeds $8,447,554)	$8,444,000
8,400,000	Cargill Asia Pacific Treasury Ltd. (d) 5.38% due 7/06/07	8,393,723
8,300,000	Abbey National 5.29% due 7/02/07	8,298,782
8,300,000	Times Square (d) 5.30% due 7/02/07	8,298,778
8,300,000	White Point Funding (d) 5.30% due 7/03/07	8,297,556
8,300,000	Anglesea Funding (d) 5.38% due 7/05/07	8,295,038
Total Short-Term Obligations (Cost: $50,027,877)		50,027,877
Total Investments (Cost: $1,105,362,724) (e) – 100.9%		1,691,874,686
Cash and Other Assets Less Liabilities – (0.9)%		(14,790,298)
Total Net Assets – 100%		1,677,084,388

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Semiannual Report

Wanger U.S. Smaller Companies

Statement of Investments (Unaudited) June 30, 2007

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2007, the Fund held five percent or more of the outstanding voting securities of the following company:

Affiliates	Balance of Shares Held 12/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 06/30/2007	Value	Dividend
RCM Technologies	753,000	—	—	753,000	$5,865,870	—

The aggregate cost and value of this company at June 30, 2007, was $5,474,962 and $5,865,870 respectively. Investments in affiliate companies represent 0.3% of total net assets at June 30, 2007.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At June 30, 2007, these securities amounted to $666,705 which represents 0.04% of total net assets.

Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Locus Discovery, Series D, Pfd.	9/5/01	250,000	$1,000,000	$72,500
Locus Discovery, Series B, Pfd.	2/8/07	128,859	37,369	37,369
IsoRay - Warrants	3/21/07	100,000	0	114,000
Medicure - Warrants	12/22/06	738,060	0	442,836
			$1,037,369	$666,705

(d)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2007, these securities amounted to $33,285,095 which represents 2.0% of net assets.

(e)  At June 30, 2007, for federal income tax purposes cost of investments was $1,105,362,724 and net unrealized appreciation was $586,511,962 consisting of gross unrealized appreciation of $630,998,482 and gross unrealized depreciation of $44,486,520.

At June 30, 2007, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Group	29.2
Consumer Goods & Services	21.9
Industrial Goods & Services	14.2
Health Care	10.9
Finance	10.0
Energy & Minerals	9.1
Other	2.6
Short-Term Obligations	3.0
Cash and Other Assets less Liabilities	(0.9)
100.0

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Semiannual Report

Statement of Assets and Liabilities
June 30, 2007 (Unaudited)

Assets:
Unaffiliated investments, at cost	$1,099,887,762
Affiliated investments, at cost (See Note 4)	5,474,962
Unaffiliated investments, at value	$1,686,008,816
Affiliated investments, at value (See Note 4)	5,865,870
Cash	12,140
Receivable for:
Investments sold	4,092,556
Fund shares sold	447,416
Interest	2,369
Dividends	365,856
Total Assets	1,696,795,023
Liabilities:
Payable for:
Investments purchased	10,397,255
Fund shares repurchased	7,941,512
Investment advisory fee	1,255,439
Transfer agent fee	36
Trustees' fees	17,952
Custody fee	1,161
Deferred Trustees' fees	21,873
Other liabilities	75,407
Total Liabilities	19,710,635
Net Assets	$1,677,084,388
Composition of Net Assets:
Paid-in capital	$990,256,327
Undistributed net investment income	696,681
Accumulated net realized gain	99,619,418
Net unrealized appreciation on investments	586,511,962
Net Assets	$1,677,084,388
Fund Shares outstanding	43,983,157
Net asset value, offering price and redemption price per share	$38.13

Statement of Operations
For the Six Months Ended June 30, 2007 (Unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $191)	$7,203,606
Interest income	1,276,515
Total Investment Income	8,480,121
Expenses:
Investment advisory fee	7,366,000
Transfer agent fee	277
Trustees' fees	51,142
Custody fee	24,668
Chief compliance officer expenses (See Note 4)	24,729
Other expenses (See Note 5)	311,479
Total Expenses	7,778,295
Custody earnings credit	(4,268)
Net Expenses	7,774,027
Net Investment Income	706,094
Net Realized and Unrealized Gain on Portfolio Positions:
Net realized gain on investments	99,997,438
Net change in unrealized appreciation on:
Unaffiliated Investments	66,528,894
Affiliated Investments (See Note 4)	1,355,400
Net change in unrealized appreciation	67,884,294
Net Gain	167,881,732
Net Increase in Net Assets from Operations	$168,587,826

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Semiannual Report

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended June 30, 2007	Year Ended December 31, 2006
From Operations:
Net investment income (loss)	$706,094	$(1,119,633)
Net realized gain on investments	99,997,438	86,495,092
Net change in unrealized appreciation on investments	67,884,294	27,720,176
Net Increase in Net Assets from Operations	168,587,826	113,095,635
Distributions Declared to Shareholders:
From net investment income	—	(3,589,922)
From net realized gains	(85,256,052)	(50,639,120)
Total Distributions Declared to Shareholders	(85,256,052)	(54,229,042)
Share Transactions:
Subscriptions	27,432,136	193,269,036
Distributions reinvested	85,256,052	54,229,042
Redemptions	(127,275,766)	(191,719,601)
Net Increase (Decrease) from Share Transactions	(14,587,578)	55,778,477
Total Increase in Net Assets	68,744,196	114,645,070
Net Assets:
Beginning of period	1,608,340,192	1,493,695,122
End of period	$1,677,084,388	$1,608,340,192
Undistributed (Overdistributed) net investment income at end of period	$696,681	$(9,413)

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Semiannual Report

Financial Highlights

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004	2003	2002
Net Asset Value, Beginning of Period	$36.36		$34.90		$31.37		$26.51	$18.51	$22.25
Income from Investment Operations:
Net investment income (loss) (a)	0.02	(b)	(0.02)		0.09		(0.14)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investments	3.71		2.71		3.44		5.00	8.11	(3.64)
Total from Investment Operations	3.73		2.69		3.53		4.86	8.00	(3.74)
Less Distributions Declared to Shareholders:
From net investment income	—		(0.08)		—		—	—	—
From net realized capital gains	(1.96)		(1.15)		—		—	—	—
Total Distributions Declared to Shareholders	(1.96)		(1.23)		—		—	—	—
Net Asset Value, End of Period	$38.13		$36.36		$34.90		$31.37	$26.51	$18.51
Total Return (c)	10.82	%(d)	7.87%		11.25	%(e)	18.33%	43.22%	(16.81)%
Ratios to Average Net Assets/Supplemental Data:
Net operating expenses (f)	0.95	%(g)	0.95%		0.95%		1.00%	0.99%	1.05%
Interest expense	—		0.00	%(h)	—		—	—	—
Total net expenses (f)	0.95	%(g)	0.95%		0.95%		1.00%	0.99%	1.05%
Net investment income (loss) (f)	0.09	%(g)	(0.07)%		0.29%		(0.49)%	(0.48)%	(0.47)%
Waiver	—		—		0.00	%(h)	—	—	—
Portfolio turnover rate	11	%(d)	19%		11%		15%	10%	16%
Net assets, end of period (000's)	$1,677,084		$1,608,340		$1,493,695		$1,153,553	$822,658	$471,726

(a)  Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Total return at net asset value assuming all distributions are reinvested.

(d)  Not annualized.

(e)  Had the Investment Adviser not waived a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Wanger U.S. Smaller Companies 2007 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger U.S. Smaller Companies (the "Fund") is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short-term debt obligation having a maturity of 60 days or less from the valuation date is valued on an amortized cost, which approximates fair value. A security for which a market quotation is not readily available and any other assets are valued in accordance with procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodians, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on an accrual basis and includes amortization of discounts and premiums on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund estimates components of distributions from Real Estate Investment Trusts ("REITS"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Results of operations for the year reflect a change in estimate of these components using more current tax reporting received from REIT investments. The change in estimate has no impact on the Fund's net assets.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to

Wanger U.S. Smaller Companies 2007 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

Distributions paid from:
Ordinary Income*	$3,784,450
Long-Term Capital Gains	50,444,592

*  For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("Fin 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based in the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 will not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

4.  Transactions With Affiliates

Columbia Wanger Asset Management, L.P. ("Columbia WAM"), a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is an indirect wholly-owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

Effective August 1, 2007, under the Fund's investment advisory agreement, fees are accrued daily based on the Fund's average daily net assets and paid monthly to Columbia WAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%

For the period covered by this report as provided under the Fund's investment advisory agreement, fees were accrued daily based on the Fund's average daily net assets and paid monthly to Columbia WAM at the annual rates shown in the table below:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	0.99%
$100 million to $250 million	0.94%
$250 million and over	0.89%

For the six months ended June 30, 2007, the Fund's annualized effective investment advisory fee rate was 0.90%.

Columbia WAM provides administrative services and receives an administration fee from the Fund. For the period covered by this report, administrative services were covered under the Fund's investment advisory agreement in place between the Fund and Columbia WAM. Effective August 1, 2007, under the Fund's new administration agreement, which provides the same types of administrative services that were provided under the Fund's investment advisory agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.05%. Accordingly, the investment advisory fees were decreased by 0.05% across all asset levels effective August 1, 2007 as well.

Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. For the six months ended June 30, 2007, the Fund paid $51,142 to trustees not affiliated with Columbia WAM. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

Columbia Management Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of BOA, serves as the principal underwriter of the Trust and receives no compensation for its services.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. . The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An affiliate may include any company in which a fund owns five percent or more of its outstanding voting shares. On June 30, 2007, the Fund held five percent or more of the outstanding voting securities of one or more companies. Details of investments in the affiliated company is presented on page 14.

During the six months ended June 30, 2007, the Fund engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $114,800 and $0, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150,000,000 credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the six months ended June 30, 2007.

Wanger U.S. Smaller Companies 2007 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Six months ended June 30, 2007	Year ended December 31, 2006
Shares sold	735,589	5,444,074
Shares issued in reinvestment of dividend distributions	2,466,899	1,565,956
Less shares redeemed	(3,452,319)	(5,577,186)
Net increase (decrease) in shares outstanding	(249,831)	1,432,844

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2007 were $171,604,725 and $216,297,795, respectively.

8.  Legal Proceedings

Columbia WAM, Columbia Acorn Trust, another mutual fund family advised by Columbia WAM, and the trustees of Colombia Acorn Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action in the federal district court for the District of Maryland (the "MDL Action"). These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of Columbia Acorn Trust have been dismissed.

The Columbia Acorn Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Columbia Acorn Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly (a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the funds' net asset value (NAV"); (b) failing to implement the fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds, and the case ultimately was remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case has been transferred to the Multi-District Action in the federal district court of Maryland.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL Action executed an agreement in principle intended to fully resolve all of the lawsuits consolidated in the MDL Action as well as the Fair Valuation Lawsuit. The court entered a stay after the parties executed a settlement agreement. The settlement has not yet been finalized or approved by the court.

Columbia WAM, the Columbia Acorn Funds and the trustees of Columbia Acorn Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Columbia Acorn Funds over the other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common laws duties and federal laws.

On November 30, 2005, the court dismissed all of the claims alleged against all of the parties in the consolidated complaint. The parties subsequently executed a formal settlement agreement resolving all claims in the litigation and the plaintiffs dismissed their appeal. The settlement requires court approval, which has not yet been obtained.

On or about January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against the Columbia Acorn Trust and the trustees of Columbia Acorn Trust, along with the Columbia Advisers, the sub-administrator of the Wanger Advisors Funds and the Columbia Acorn Funds. The plaintiffs allege that the defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the Columbia Acorn Funds held positions. The complaints seeks compensatory and punitive damages, and the disgorgement of all fees paid to the Columbia Advisers.

Plaintiffs have voluntarily dismissed the Columbia Acorn Trust and its independent trustees.

The Columbia Acorn Trust and Columbia WAM intend to defend these suits vigorously.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

Wanger U.S. Smaller Companies 2007 Semiannual Report

[Excerpt from:]

Wanger Advisors Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

June 2007

Wanger U.S. Smaller Companies 2007 Semiannual Report

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the first year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Funds, has proposed that with respect to the Acorn Funds, the Columbia Acorn Trust continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." CWAM proposes that the WAT Funds continue the existing single agreement governing both investment advisory and administrative services. A single management fee would cover both services. Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2006 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Board evaluated this information thoroughly and also explored CWAM's potential capacity restraints. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the adviser. CWAM itself identified what it considers competing funds, and the Trustees considered that data as well.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in last year's evaluation. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. Last year, the

Wanger U.S. Smaller Companies 2007 Semiannual Report

Board sought and CWAM agreed to additional breakpoints for two Funds, Acorn USA and Acorn Select. These breakpoints are above current asset levels, but clearly operate to share economies of scale with Fund shareholders. This year, at the Board's request, CWAM has proposed additional breakpoints for the WAT Funds, and Acorn International Select. This proposal is under consideration by the Board.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels—as modified last year to add certain breakpoints for Acorn USA and Acorn Select—in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Acorn Fund, Acorn USA, Acorn Select, Wanger Select and Wanger US Smaller Companies all rank very favorably against their peers over the past five years. Although Acorn USA and Wanger US Smaller Companies had a difficult year in 2006, these returns are not characteristic of these funds, both of which have shown improved performance during the first quarter of 2007. The international Funds have relatively weaker long term records than the domestic funds, but recently have improved significantly and their one year rankings are excellent. Overall then, performance of the Funds is excellent.

2.  Management Fees relative to Peers. The management fee rankings for several of the Acorn Funds are generally more favorable to shareholders than those of their peer group funds. Management fees do, however, vary by Fund. Acorn Fund is the least expensive and the Acorn USA the most expensive. Acorn Fund is very competitive, while Acorn USA and Acorn Select were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors. The WAT Funds also lag their competitors and impose higher fees than their peers.

3.  Administrative Fees. The Acorn Funds' administrative fee, which is uniform across all Funds, is at a level comparable to or less expensive than the fees imposed by their peers, provides for appropriate services to Funds, and affords breakpoints that lower the fee as assets increase. The WAT Funds pay a single fee for advisory and administrative services and hence do not benefit from administrative fee breakpoints, nor is it possible to assess their administrative costs relative to competitors.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and increasing. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Funds get larger. They are, however, only partially reflected in the management fee schedule for the Acorn Funds and not reflected at all in two of the four WAT Funds. Breakpoints above current asset levels have, however, been added to the more expensive funds, Acorn Select and Acorn USA. Nonetheless, if Fund assets continue to grow, under the Funds' current fee schedules, all Fund shareholders might not benefit in a manner generally commensurate with CWAM's increased profits. Management has proposed additional breakpoints for some of the Funds that, if implement, would result in greater sharing of economies of scale.

Wanger U.S. Smaller Companies 2007 Semiannual Report

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

  a.  Capacity. The Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations

I believe the Trustees should:

1.  Continue to consider additional ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.  Consider unbundling of the advisory and administrative fees paid by the WAT Funds.

3.  Review the disparity in management fee levels between the Acorn International Fund and its related annuity-based fund, WAT International Small Cap Fund.

4.  Continue to monitor CWAM's capacity limitations to insure that the Funds' expanding assets do not impair investment performance.

Robert P. Scales
Senior Vice President,
Chief Legal Officer
and General Counsel
June 18, 2007

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Wanger U.S. Smaller Companies 2007 Semiannual Report

Wanger Advisors Trust

Trustees

Robert E. Nason
Chairman

Allan B. Muchin
Vice Chairman

Laura M. Born
Maureen M. Culhane
Margaret Eisen
Jerome Kahn, Jr.
Steven N. Kaplan
David C. Kleinman
Charles P. McQuaid
James A. Star
Ralph Wanger
Patricia H. Werhane
John A. Wing

Officers

Charles P. McQuaid
President

Ben Andrews
Vice President

Michael G. Clarke
Assistant Treasurer

Jeffrey R. Coleman
Assistant Treasurer

J. Kevin Connaughton
Assistant Treasurer

P. Zachary Egan
Vice President

Peter T. Fariel
Assistant Secretary

John M. Kunka
Assistant Treasurer

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Treasurer and Secretary

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Senior Vice President, Chief Compliance Officer and General Counsel

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Adviser

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER

(1-888-492-6437)

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on Columbia Management's website at www.columbiafunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330.

Wanger Advisors Trust

SHC-44/132812-0607 08/07 07/42586

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 24, 2007

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	August 24, 2007